UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-04101

Excelsior Tax-Exempt Funds, Inc.

(Exact name of registrant as specified in charter)

114 West 47th Street

New York, New York 10036

(Address of principal executive offices) (Zip code)

Michael R. Rosella, Esq.

Paul, Hastings, Janofsky & Walker LLP

75 East 55th Street

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-446-1012

Date of fiscal year end: March 31, 2004

Date of reporting period: March 31, 2004

Item 1.	Reports to Stockholders.

Excelsior Tax-Exempt Funds, Inc. currently offers shares in seven managed investment portfolios: Tax-Exempt Money Fund, New York Tax-Exempt Money Fund, Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. Each Portfolio is included in one of the two reports included herein.

MONEY MARKET

PORTFOLIOS

ANNUAL REPORT

March 31, 2004

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-446-1012, and (ii) on the Excelsior Funds’ website.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the Fund’s prospectus, which you should read carefully before investing.

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT AND AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

LETTER TO SHAREHOLDERS

December 15, 2004

Dear Valued Excelsior Shareholder:

We are reissuing our 2004 annual report following the termination of Ernst & Young (“E&Y”) as the Funds’ auditor. As previously communicated, on October 28, 2004 the Funds’ Boards of Directors/Trustees terminated E&Y as the Funds’ independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report. The Boards and their Chief Financial Officer have reviewed the Funds March 31, 2004 financial statements and have concluded that they fairly represent, in all material respects, the financial position of the Funds.

In addition, the Boards of the Funds engaged Deloitte & Touche (“D&T”) as the Funds’ independent registered public accounting firm, and D&T has performed a re-audit of the Funds’ March 31, 2004 financial statements. As stated in the enclosed report, in Deloitte & Touche’s opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2004.

At Excelsior we are committed to helping our shareholders’ long term investments grow. We are defined by our ability to give our shareholders the reassurance and comfort of a steady return over the long term. As always, we value your confidence in selecting Excelsior to fulfill your investment needs.

Sincerely,

Mary Martinez

President

1

Excelsior Funds

Statements of Assets and Liabilities

March 31, 2004

	Money Fund	Government Money Fund	Treasury Money Fund	Tax-Exempt Money Fund	New York Tax-Exempt Money Fund
ASSETS:
Investments, at cost — see accompanying portfolios	$1,612,892,307	$545,159,207	$719,759,735	$2,044,631,080	$493,963,223

Investments, at value (excluding repurchase agreements) (Note 1)	$1,548,892,307	$528,159,207	$719,759,735	$2,044,631,080	$493,963,223
Repurchase agreements, at value (Note 1)	64,000,000	17,000,000	—	—	—
Interest receivable	247,746	87,435	34,426	3,451,054	875,513
Receivable for fund shares sold	84,583	430	51	1,379	90,006
Due from investment adviser (Note 2)	84,189	—	—	—	—

Total Assets	1,613,308,825	545,247,072	719,794,212	2,048,083,513	494,928,742
LIABILITIES:
Payable for dividends declared	732,408	265,752	146,371	1,019,535	168,577
Payable for fund shares redeemed	283,074	30,000	1,600	55,860	403,014
Payable for investments purchased	—	—	199,688,014	—	4,006,680
Investment advisory fees payable (Note 2)	—	121,008	133,471	453,529	120,804
Administration fees payable (Note 2)	158,086	53,767	49,456	201,597	49,153
Shareholder servicing fees payable (Note 2)	229,375	15	27	520	20,076
Directors’ fees payable (Note 2)	77	269	229	2,481	1,145
Due to custodian bank	—	—	—	1,489,786	7,134
Accrued expenses and other payables	154,610	54,946	53,495	183,786	53,386

Total Liabilities	1,557,630	525,757	200,072,663	3,407,094	4,829,969

NET ASSETS	$1,611,751,195	$544,721,315	$519,721,549	$2,044,676,419	$490,098,773

NET ASSETS consist of:
Undistributed net investment income	$—	$—	$2,747	$56	$—
Accumulated net realized (loss) on investments	(47,687)	(34,615)	—	(1,827)	(908)
Par value (Note 4)	1,611,998	544,823	519,729	2,044,928	490,101
Paid-in capital in excess of par value	1,610,186,884	544,211,107	519,199,073	2,042,633,262	489,609,580

Total Net Assets	$1,611,751,195	$544,721,315	$519,721,549	$2,044,676,419	$490,098,773

Net Assets:
Shares	$1,141,562,354	$544,721,315	$519,721,549	$2,044,676,419	$490,098,773
Institutional Shares	470,188,841	—	—	—	—
Shares of Common Stock Outstanding (Note 4):
Shares	1,141,807,272	544,822,975	519,728,929	2,044,928,039	490,100,591
Institutional Shares	470,191,017	—	—	—	—
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):
Shares	$1.00	$1.00	$1.00	$1.00	$1.00

Institutional Shares	$1.00	—	—	—	—

See Notes to Financial Statements.

2

Excelsior Funds

Statements of Operations

Year Ended March 31, 2004

	Money Fund	Government Money Fund	Treasury Money Fund	Tax-Exempt Money Fund	New York Tax-Exempt Money Fund
INVESTMENT INCOME:
Interest income	$22,954,795	$6,776,856	$5,246,866	$21,272,107	$4,945,789

EXPENSES:
Investment advisory fees (Note 2)	5,157,440	1,585,953	1,598,190	5,295,803	2,496,278
Administration fees (Note 2)	3,120,371	958,964	805,641	3,204,676	755,436
Shareholder servicing fees (Note 2)	1,155,681	—	—	—	—
Shareholder servicing fees — Shares (Note 2)	3,309,810	548,093	351,011	2,677,048	220,725
Shareholder servicing fees — Institutional Shares (Note 2)	132,150	—	—	—	—
Legal and audit fees	453,237	149,051	124,210	469,254	111,592
Custodian fees	183,780	60,154	63,022	215,406	58,916
Transfer agent fees (Note 2)	127,856	18,111	30,302	25,483	17,899
Registration and filing fees	51,718	27,902	22,924	30,205	16,300
Directors’ fees and expenses (Note 2)	32,899	18,932	15,937	110,287	26,300
Shareholder reports	12,156	7,929	7,176	29,752	7,157
Miscellaneous expenses	104,652	39,641	36,482	143,259	37,079

Total Expenses	13,841,750	3,414,730	3,054,895	12,201,173	3,747,682
Fees waived and reimbursed by:
Investment adviser (Note 2)	(3,813,686)	(310,801)	(187,511)	(1,947,158)	(1,058,879)
Administrator (Note 2)	(1,938,819)	(253,755)	(213,093)	(847,336)	(199,704)

Net Expenses	8,089,245	2,850,174	2,654,291	9,406,679	2,489,099

NET INVESTMENT INCOME	14,865,550	3,926,682	2,592,575	11,865,428	2,456,690

REALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on security transactions	(23,975)	(6,483)	4,011	(780)	18,555

Net increase in net assets resulting from operations	$14,841,575	$3,920,199	$2,596,586	$11,864,648	$2,475,245

See Notes to Financial Statements.

3

Excelsior Funds

Statements of Changes in Net Assets

	Money Fund	Government Money Fund	Treasury Money Fund	Tax-Exempt Money Fund	New York Tax-Exempt Money Fund
Year Ended March 31, 2004
Net investment income	$14,865,550	$3,926,682	$2,592,575	$11,865,428	$2,456,690
Net realized gain (loss) on security transactions	(23,975)	(6,483)	4,011	(780)	18,555

Net increase in net assets resulting from operations	14,841,575	3,920,199	2,596,586	11,864,648	2,475,245
Distributions to shareholders:
From net investment income
Shares	(9,962,795)	(3,926,682)	(2,592,576)	(11,865,425)	(2,456,690)
Institutional Shares	(4,902,755)	—	—	—	—
From net realized gain on investments	—	—	(4,586)	(311,916)	(31,105)

Total distributions	(14,865,550)	(3,926,682)	(2,597,162)	(12,177,341)	(2,487,795)

(Decrease) in net assets from fund share transactions (Note 4):
Shares	(646,272,448)	(49,768,352)	(52,275,911)	(236,273,538)	(58,462,779)
Institutional Shares	(77,930,018)	—	—	—	—

Total from fund share transactions	(724,202,466)	(49,768,352)	(52,275,911)	(236,273,538)	(58,462,779)

Net (decrease) in net assets	(724,226,441)	(49,774,835)	(52,276,487)	(236,586,231)	(58,475,329)
NET ASSETS:
Beginning of year	2,335,977,636	594,496,150	571,998,036	2,281,262,650	548,574,102

End of year (1)	$1,611,751,195	$544,721,315	$519,721,549	$2,044,676,419	$490,098,773

(1) Including undistributed net investment income	—	—	$2,747	$56	—

Year Ended March 31, 2003
Net investment income	$32,216,854	$8,597,692	$6,332,776	$23,541,551	$5,261,693
Net realized gain on security transactions	900	3,572	3,323	331,711	53,989

Net increase in net assets resulting from operations	32,217,754	8,601,264	6,336,099	23,873,262	5,315,682
Distributions to shareholders:
From net investment income
Shares	(22,588,431)	(8,291,220)	(6,364,693)	(23,466,099)	(5,188,979)
Institutional Shares	(9,382,533)	—	—	—	—
From net realized gain on investments	—	—	—	(24,155)	(23,128)

Total distributions	(31,970,964)	(8,291,220)	(6,364,693)	(23,490,254)	(5,212,107)

Increase (decrease) in net assets from fund share transactions (Note 4):
Shares	(14,462,035)	(201,100,703)	(32,254,682)	(241,575,086)	(147,622,258)
Institutional Shares	238,227,587	—	—	—	—

Total from fund share transactions	223,765,552	(201,100,703)	(32,254,682)	(241,575,086)	(147,622,258)

Net increase (decrease) in net assets	224,012,342	(200,790,659)	(32,283,276)	(241,192,078)	(147,518,683)
NET ASSETS:
Beginning of year	2,111,965,294	795,286,809	604,281,312	2,522,454,728	696,092,785

End of year	$2,335,977,636	$594,496,150	$571,998,036	$2,281,262,650	$548,574,102

See Notes to Financial Statements.

4

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Excelsior Funds

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
MONEY FUND
Shares — (5/3/85*)
Year Ended March 31,
2000	$1.00	$0.05005	—	$0.05005	$(0.05005)	—
2001	1.00	0.05804	—	0.05804	(0.05804)	—
2002	1.00	0.02741	$0.00010	0.02751	(0.02751)	—
2003	1.00	0.01255	(0.00010)	0.01245	(0.01245)	—
2004	1.00	0.00662	—	0.00662	(0.00662)	—
GOVERNMENT MONEY FUND — (5/8/85*)
Year Ended March 31,
2000	$1.00	$0.05004	—	$0.05004	$(0.05004)	—
2001	1.00	0.05752	—	0.05752	(0.05752)	—
2002	1.00	0.02585	$0.00038	0.02623	(0.02623)	—
2003	1.00	0.01199	(0.00039)	0.01160	(0.01160)	—
2004	1.00	0.00625	—	0.00625	(0.00625)	—
TREASURY MONEY FUND — (2/13/91*)
Year Ended March 31,
2000	$1.00	$0.04560	—	$0.04560	$(0.04560)	—
2001	1.00	0.05339	—	0.05339	(0.05339)	—
2002	1.00	0.02451	$(0.00002)	0.02449	(0.02449)	—
2003	1.00	0.01085	0.00004	0.01089	(0.01089)	—
2004	1.00	0.00484	0.00002	0.00486	(0.00485)	$(0.00001)
TAX-EXEMPT MONEY FUND — (5/24/85*)
Year Ended March 31,
2000	$1.00	$0.02946	$(0.00001)	$0.02945	$(0.02945)	—
2001	1.00	0.03580	—	0.03580	(0.03580)	—
2002	1.00	0.01862	0.00013	0.01875	(0.01865)	$(0.00010)
2003	1.00	0.00967	(0.00002)	0.00965	(0.00964)	(0.00001)
2004	1.00	0.00546	0.00029	0.00575	(0.00560)	(0.00015)
NEW YORK TAX-EXEMPT MONEY FUND — (8/3/98*)
Year Ended March 31,
2000	$1.00	$0.02809	—	$0.02809	$(0.02809)	—
2001	1.00	0.03431	—	0.03431	(0.03431)	—
2002	1.00	0.01758	$0.00011	0.01769	(0.01769)	—
2003	1.00	0.00884	(0.00007)	0.00877	(0.00873)	$(0.00004)
2004	1.00	0.00491	0.00006	0.00497	(0.00490)	(0.00007)

* Commencement of Operations

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.

See Notes to Financial Statements.

6

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets	Fee Waivers (Note 2)

$(0.05005)	$1.00	5.08%	$1,467,183	0.47%	0.58%	5.05%	$0.00104
(0.05804)	1.00	5.96%	1,891,042	0.47%	0.71%	5.84%	0.00238
(0.02751)	1.00	2.79%	1,802,136	0.44%	0.74%	2.76%	0.00295
(0.01245)	1.00	1.25%	1,787,852	0.39%	0.43%	1.25%	0.00033
(0.00662)	1.00	0.66%	1,141,562	0.45%	0.73%	0.67%	0.00279

$(0.05004)	$1.00	5.08%	$772,690	0.47%	0.50%	5.01%	$0.00035
(0.05752)	1.00	5.91%	1,427,560	0.46%	0.48%	5.76%	0.00029
(0.02623)	1.00	2.65%	795,287	0.43%	0.49%	2.72%	0.00063
(0.01160)	1.00	1.17%	594,496	0.39%	0.47%	1.21%	0.00082
(0.00625)	1.00	0.63%	544,721	0.45%	0.54%	0.62%	0.00089

$(0.04560)	$1.00	4.62%	$525,394	0.51%	0.53%	4.58%	$0.00021
(0.05339)	1.00	5.47%	615,926	0.50%	0.55%	5.35%	0.00046
(0.02449)	1.00	2.48%	604,281	0.48%	0.54%	2.42%	0.00062
(0.01089)	1.00	1.09%	571,998	0.45%	0.53%	1.08%	0.00075
(0.00486)	1.00	0.49%	519,722	0.50%	0.57%	0.49%	0.00075

$(0.02945)	$1.00	2.96%	$2,051,108	0.46%	0.52%	2.97%	$0.00066
(0.03580)	1.00	3.64%	2,617,329	0.45%	0.53%	3.59%	0.00075
(0.01875)	1.00	1.89%	2,522,455	0.44%	0.58%	1.85%	0.00136
(0.00965)	1.00	0.97%	2,281,263	0.39%	0.54%	0.97%	0.00158
(0.00575)	1.00	0.58%	2,044,676	0.44%	0.58%	0.56%	0.00132

$(0.02809)	$1.00	2.82%	$421,393	0.54%	0.71%	2.84%	$0.00174
(0.03431)	1.00	3.49%	682,445	0.51%	0.72%	3.43%	0.00214
(0.01769)	1.00	1.78%	696,093	0.48%	0.71%	1.76%	0.00228
(0.00877)	1.00	0.88%	548,574	0.44%	0.49%	0.89%	0.00043
(0.00497)	1.00	0.50%	490,099	0.50%	0.75%	0.49%	0.00253

See Notes to Financial Statements.

7

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Money Fund

Principal Amount		Rate	Value (Note 1)
CERTIFICATES OF DEPOSIT — 18.30%
$75,000,000	Bank National of Paris, 06/11/04	1.030%	$ 75,000,000
70,000,000	CIBC, 06/08/04	1.040	70,001,261
75,000,000	Toronto Dominion, 06/17/04	1.035	75,000,781
75,000,000	Wells Fargo Co., 04/13/04	1.020	75,000,000

	TOTAL CERTIFICATES OF DEPOSIT (Cost $295,002,042)		295,002,042

COMMERCIAL PAPER — 54.24%
50,000,000	American Express Credit Corp., Discount Note, 04/07/04	1.080	49,991,000
25,000,000	04/20/04	1.080	24,985,750
35,000,000	Bank of America Corp., Discount Note, 04/05/04	1.060	34,995,878
50,000,000	04/07/04	1.100	49,990,833
20,000,000	CIT Group Inc., Discount Note, 05/24/04	1.030	19,969,672
30,000,000	06/14/04	1.050	29,935,250
75,000,000	Citicorp, Discount Note, 06/16/04	1.025	74,837,708
70,000,000	Falcon Asset Securities Corp., Discount Note, 04/20/04	1.030	69,961,947
75,000,000	General Electric Capital Corp., Discount Note, 04/08/04	1.110	74,983,813
50,000,000	*Goldman Sachs, 11/09/04	1.080	50,000,000
50,000,000	HBOS Treasury Services, plc, Discount Note, 04/07/04	1.110	49,990,750
50,000,000	Household Finance Corp., Discount Note, 05/06/04	1.050	49,948,958
30,000,000	International Lease Finance Corp., Discount Note, 04/26/04	1.020	29,978,750
40,000,000	Mortgage Interest Networking Trust, Discount Note, 05/24/04	1.030	39,939,345
75,000,000	New Center Asset Trust, Discount Note, 06/16/04	1.030	74,836,917
75,000,000	Preferred Receivable Funding, Discount Note, 04/19/04	1.030	74,961,375
75,000,000	Receivables Capital, Discount Note, 04/19/04	1.020	74,961,750

	TOTAL COMMERCIAL PAPER (Cost $874,269,696)		874,269,696

Principal Amount		Rate	Value (Note 1)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 23.55%
$100,000,000	Federal Home Loan Bank, Discount Note, 04/28/04	0.995%	$99,925,375
60,000,000	Federal Home Loan Mortgage Corporation, Discount Note, 04/14/04	0.990	59,978,550
45,000,000	Federal National Mortgage Association, Discount Note, 06/02/04	1.085	44,915,912
100,000,000	07/28/04	1.020	99,665,667
75,000,000	Student Loan Marketing Association, Discount Note, 04/01/04	0.970	75,000,000

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $379,485,504)		379,485,504

Shares
OTHER SHORT-TERM INVESTMENT — 0.01%
135,065	@Dreyfus Government Cash Management Fund (Cost $135,065)		135,065

Principal Amount
REPURCHASE AGREEMENT — 3.97%
$64,000,000	Morgan Stanley Dean Witter, 1.05%, dated 03/31/04, due 04/01/04, to be repurchased at $64,001,867 (collateralized by a U.S. Government Agency Obligation, total market value $65,280,727) (Cost $64,000,000)		64,000,000

TOTAL INVESTMENTS (Cost $1,612,892,307)	100.07%	$1,612,892,307
OTHER ASSETS & LIABILITIES (NET)	(0.07)	(1,141,112)

NET ASSETS	100.00%	$1,611,751,195

Discount Note—The rate reported is the discount rate at the time of purchase.

*	Variable rate security—The rate disclosed is as of March 31, 2004.

plc—public limited company

@	Registered Investment Company

See Notes to Financial Statements.

8

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Government Money Fund

Principal Amount		Rate	Value (Note 1)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 96.87%
$125,000,000	*Federal Farm Credit Bank, 04/07/04	0.975%	$124,999,377
100,000,000	Federal Home Loan Bank, Discount Note, 04/28/04	0.995	99,925,375
	Federal Home Loan Mortgage Corporation, Discount Note,
48,000,000	04/02/04	0.980	47,998,693
70,000,000	04/05/04	0.980	69,992,378
100,000,000	Federal National Mortgage Association, Discount Note, 06/30/04	1.010	99,747,500
85,000,000	Student Loan Marketing Association, Discount Note, 04/01/04	0.970	85,000,000

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $527,663,323)		527,663,323

Shares
OTHER SHORT-TERM INVESTMENT — 0.09%
495,884	@Dreyfus Treasury Prime Cash Management Fund (Cost $495,884)		495,884

Principal Amount		Value (Note 1)
REPURCHASE AGREEMENT — 3.12%
$17,000,000	Morgan Stanley Dean Witter, 1.05%, dated 03/31/04, due 04/01/04, to be repurchased at $17,000,496 (collateralized by U.S. Government Agency Obligations, total market value $17,611,644) (Cost $17,000,000)	$17,000,000

TOTAL INVESTMENTS (Cost $545,159,207)	100.08%	$545,159,207
OTHER ASSETS & LIABILITIES (NET)	(0.08)	(437,892)

NET ASSETS	100.00%	$544,721,315

*	Variable rate security—The rate disclosed is as of March 31, 2004.

Discount Note—The rate reported is the discount rate at the time of purchase.

@	Registered Investment Company

See Notes to Financial Statements.

9

Excelsior Funds, Inc.

Portfolio of Investments — March 31, 2004

Treasury Money Fund

Principal Amount		Rate	Value (Note 1)
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 137.97%
$ 40,000,000	*Federal Farm Credit Bank, 04/07/04	0.975%	$39,999,800
	Federal Home Loan Bank, Discount Note,
7,500,000	04/01/04	0.910	7,500,000
50,000,000	04/14/04	0.970	49,982,486
30,000,000	**United States Treasury Bills, 04/01/04	0.915	30,000,000
50,000,000	04/01/04	0.910	50,000,000
200,000,000	04/01/04	0.902	200,000,000
20,000,000	04/15/04	0.916	19,992,884
20,000,000	04/15/04	0.911	19,992,922
100,000,000	04/29/04	0.941	99,926,889
100,000,000	05/06/04	0.907	99,912,014
100,000,000	07/01/04	0.947	99,761,125

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $717,068,120)		717,068,120

Shares			Value (Note 1)
OTHER SHORT-TERM INVESTMENT — 0.52%
2,691,615	@Dreyfus Treasury Prime Cash Management Fund (Cost $2,691,615)		$2,691,615

TOTAL INVESTMENTS (Cost $719,759,735)		138.49%	$719,759,735
OTHER ASSETS & LIABILITIES (NET)		(38.49)	(200,038,186)

NET ASSETS		100.00%	$519,721,549

*	Variable rate security—The rate disclosed is as of March 31, 2004.

Discount Note—The rate reported is the discount rate at the time of purchase.

**	The rate shown is the effective yield at the time of purchase.
@	Registered Investment Company

See Notes to Financial Statements.

10

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 85.31%
$11,000,000	#Alaska State, Housing Finance Authority, State Capital Project, Revenue Bonds, Series C, (MBIA), 1.020%, 07/01/22	$11,000,000
20,000,000	Ann Arundel County, Maryland, Commercial Paper, 0.930%, 04/21/04	20,000,000
63,525,000	Burke County, Georgia, Commercial Paper, 0.950%, 05/11/04	63,525,000
4,800,000	#Carbon County, Wyoming, Pollution Control, Amoco Project, Revenue Bonds, 1.050%, 11/01/14	4,800,000
44,430,000	#Charlotte, North Carolina, Water & Sewer System, Revenue Bonds, Series B, 1.020%, 07/01/27	44,430,000
12,200,000	#Chicago, Illinois, Board of Education, General Obligation Bonds, Series D, (FSA), 1.020%, 03/01/32	12,200,000
40,530,000	#Chicago, Illinois, Metropolitan Water Reclamation District Project, Capital Improvement, General Obligation Bonds, Series E, 1.030%, 12/01/22	40,530,000
53,800,000	#Chicago, Illinois, Metropolitan Water Reclamation District Project, General Obligation Bonds, Series A, 1.000%, 12/01/31	53,800,000
20,540,000	#Chicago, Illinois, Sales Tax, Revenue Bonds, (FGIC), 1.050%, 01/01/34	20,540,000
13,925,000	#Connecticut State, Health & Educational Facilities Board, Yale University, Revenue Bonds, Series X-3, 1.070%, 07/01/37	13,925,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$37,395,000	#Dade County, Florida, Water & Sewer System, Revenue Bonds, (FGIC), 1.000%, 10/05/22	$37,395,000
7,510,000	#Dallas, Texas, General Obligation Bonds, 1.070%, 02/15/15	7,510,000
10,000,000	#Detroit, Michigan, Sewage Disposal, Revenue Bonds, Series A, (MBIA), 1.030%, 07/01/23	10,000,000
39,170,000	#Detroit, Michigan, Sewage Disposal, Revenue Bonds, Series C-1, (FSA), 1.020%, 07/01/27	39,170,000
51,805,000	#Detroit, Michigan, Sewage Disposal, Revenue Bonds, Series C-2, (FGIC), 1.020%, 07/01/29	51,805,000
23,900,000	#District of Columbia, General Obligation Bonds, Series D, (FGIC), 1.050%, 06/01/29	23,900,000
5,705,000	Florence County, South Carolina, School District, Bond Anticipation Notes, 1.250%, 09/01/04	5,710,886
13,665,000	#Florida State, Board of Education, General Obligation Bonds, Series 374, 1.070%, 06/01/22	13,665,000
6,600,000	#Florida State, General Obligation Bonds, Class A, 1.080%, 07/01/33	6,600,000
9,265,000	#Frisco, Texas, Munitops Certificates Trust, General Obligation Bonds, 1.120%, 08/15/11	9,265,000
6,350,000	#Gwinnett County, Georgia, Development Authority, Civic & Cultural Project, Revenue Bonds, 1.000%, 09/01/31	6,350,000

See Notes to Financial Statements.

11

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$10,420,000	#Hawaii State, Munitops Certificates Trust, General Obligation Bonds, (FSA), 1.080%, 07/01/10	$10,420,000
10,000,000	#Hockley County, Texas, Industrial Development Authority, Amoco Project —Standard Oil Company, Revenue Bonds, 0.900%, 03/01/14	9,996,000
23,000,000	Intermountain Power Agency, Utah, Commercial Paper, Series B, 0.950%, 05/07/04	23,000,000
25,000,000	Intermountain Power Agency, Utah, Commercial Paper, Series B-5, 1.030%, 04/07/04	25,000,000
	#Intermountain Power Agency, Utah, Revenue Bonds, Series F, (AMBAC),
9,925,000	0.920%, 07/01/15	9,925,000
20,685,000	1.050%, 07/01/18	20,685,000
30,000,000	Jacksonville, Florida, Commercial Paper, Series 2001-C, 1.050%, 10/04/04	30,000,000
30,000,000	Jacksonville, Florida, Commercial Paper, Series A, 0.920%, 04/08/04	30,000,000
10,000,000	Jacksonville, Florida, Commercial Paper, Series C-1, 0.970%, 05/14/04	10,000,000
8,505,000	#Jacksonville, Florida, Water & Sewer System, Revenue Bonds, Series N-8, 1.130%, 10/01/23	8,505,000
8,955,000	#Judson, Texas, Munitops Certificates Trust, General Obligation Bonds, 1.120%, 02/01/11	8,955,000
27,105,000	#Kansas State, Department of Highway Transportation, Revenue Bonds, Series B-3, 1.000%, 09/01/19	27,105,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$13,410,000	#Kansas State, Department of Highway Transportation, Revenue Bonds, Series C-1, 1.020%, 09/01/19	$13,410,000
23,400,000	#Kansas State, Department of Highway Transportation, Revenue Bonds, Series C-2, 1.020%, 09/01/19	23,400,000
20,000,000	King County, Washington, Sewer Authority, Revenue Bonds, Series A, 1.000%, 07/22/04	20,000,000
5,950,000	#Lincoln County, Wyoming, Pollution Control, Amoco Project, Revenue Bonds, 1.050%, 10/01/12	5,950,000
17,300,000	#Mecklenburg County, North Carolina, General Obligation Bonds, Series 1996B, 0.980%, 03/01/15	17,300,000
23,600,000	#Mecklenburg County, North Carolina, General Obligation Bonds, Series 1996C, 0.980%, 03/01/14	23,600,000
	Metropolitan Government Nashville & Davidson County, Commercial Paper,
8,300,000	1.100%, 05/05/04	8,300,000
5,000,000	0.980%, 09/10/04	5,000,000
40,000,000	#Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Revenue Bonds, Series A, 1.000%, 10/01/30	40,000,000
15,800,000	Michigan State, Commercial Paper, 1.100%, 05/11/04	15,800,000
50,000,000	Michigan State, General Obligation Bonds, Series A, 2.000%, 09/30/04	50,252,820
18,365,000	#Michigan State, Municipal Board Authority, Revenue Bonds, Series 718, 1.070%, 10/01/20	18,365,000

See Notes to Financial Statements.

12

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$10,000,000	#Michigan State, Technological University, Revenue Bonds, Series A, (AMBAC), 1.030%, 10/01/18	$10,000,000
11,600,000	#Minneapolis, Minnesota, General Obligation Bonds, 0.870%, 12/01/32	11,600,000
15,000,000	#New Hampshire State, Health & Educational Facilities Board, Dartmouth College, Revenue Bonds, 0.980%, 06/01/23	15,000,000
4,595,000	#New Jersey State, Transportation Trust Fund Authority, Revenue Bonds, Series 224, 1.020%, 06/15/16	4,595,000
36,400,000	New York City, New York, Revenue Anticipation Notes, Series A, 2.000%, 04/15/04	36,414,398
6,800,000	New York State, Thruway Authority, General Revenue Bond Anticipation Notes, Commercial Paper, 0.950%, 10/12/04	6,800,000
20,000,000	#Ohio State, Higher Educational Facilities Authority, Case Western, Revenue Bonds, 1.000%, 10/01/31	20,000,000
27,100,000	#Ohio State, Infrastructure Import, General Obligation Bonds, Series B, 1.020%, 08/01/21	27,100,000
45,000,000	#Ohio State, Infrastructure Improvement Bonds, General Obligation Bonds, Series D, 1.000%, 02/01/19	45,000,000
22,445,000	#Oklahoma State, Water Resource Board, Revenue Bonds, 1.020%, 09/01/32	22,445,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
	Omaha, Nebraska, Commercial Paper,
$30,000,000	0.970%, 07/14/04	$30,000,000
20,000,000	1.000%, 08/12/04	20,000,000
56,800,000	#Orlando, Florida, Utilities Commission Water & Electric, Revenue Bonds, Series A, 1.030%, 10/01/17	56,800,000
40,640,000	#Pennsylvania State University, Revenue Bonds, Series A, 1.020%, 04/01/31	40,640,000
35,000,000	#Pennsylvania State, Turnpike Commission, Revenue Bonds, Series A-2, 1.030%, 12/01/30	35,000,000
3,905,000	#Phoenix, Arizona, Civic Improvement, Revenue Bonds, Class A, 1.080%, 07/01/17	3,905,000
1,500,000	#Port Authority of New York & New Jersey, Versatile Structure Obligations, Revenue Bonds, Series 3, 1.110%, 06/01/20	1,500,000
3,875,000	#Round Rock, Texas, Independent School District, General Obligation Bonds, Series 578, 1.070%, 08/01/20	3,875,000
50,000,000	Salt River, Arizona, Commercial Paper, Series B, 0.950%, 08/10/04	50,000,000
	San Antonio, Texas, Commercial Paper,
8,000,000	0.950%, 05/10/04	8,000,000
11,000,000	1.000%, 06/10/04	11,000,000
15,000,000	San Antonio, Texas, Gas & Electric Authority, Commercial Paper, Series A, 0.950%, 04/06/04	15,000,000

See Notes to Financial Statements.

13

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$26,560,000	#Snohomish County, Washington, Public Utilities Authority, District No. 1 Generation System, Revenue Bonds, (MBIA), 1.000%, 01/01/25	$26,560,000
27,600,000	#Snohomish County, Washington, Public Utilities Authority, District No. 1 Generation System, Revenue Bonds, Series A-1, (FSA), 1.030%, 12/01/19	27,600,000
39,000,000	St. James Parish, Louisiana, Texaco, Commercial Paper, Series B, 1.080%, 06/10/04	39,000,000
	#Texas State, Munitops Certificates Trust, General Obligation Bonds,
15,640,000	1.080%, 02/15/11	15,640,000
11,800,000	1.070%, 02/15/11	11,800,000
19,000,000	Texas State, Tax & Revenue Anticipation Notes, 2.000%, 08/31/04	19,074,929
14,800,000	#University of Delaware, Revenue Bonds, 1.030%, 11/01/23	14,800,000
10,480,000	#University of Michigan, Board of Regents, Revenue Bonds, 1.000%, 04/01/32	10,480,000
18,160,000	#University of Minnesota, Board of Regents, Revenue Bonds, Series A, 1.060%, 01/01/34	18,160,000
12,400,000	#University of Pittsburgh, Commonwealth of Higher Education, University Capital Project, Revenue Bonds, Series A, 1.000%, 09/15/29	12,400,000
3,300,000	#University of Virginia, Revenue Bonds, Series A, 1.080%, 06/01/33	3,300,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — (continued)
$ 4,450,000	#Valdez, Alaska, Marine Terminal, BP Pipelines Project, Revenue Bonds, Series B, 1.120%, 07/01/37	$4,450,000
18,130,000	#Washington State, Public Power Supply System, Revenue Bonds, Series 2A-1, (MBIA), 1.000%, 07/01/12	18,130,000
4,420,000	#Whiting, Indiana, Pollution Control, Amoco Project, Revenue Bonds, 1.000%, 08/15/04	4,412,353
14,200,000	#Wilmington, North Carolina, General Obligation Bonds, 1.040%, 06/01/15	14,200,000
13,980,000	#Winston-Salem, North Carolina, Water & Sewer Systems Authority, Revenue Bonds, Series C, 1.050%, 06/01/28	13,980,000
30,020,000	Wisconsin State, Transportation Authority, Commercial Paper, 0.940%, 04/27/04	30,020,000
34,500,000	Wisconsin State, Transportation Authority, Commercial Paper, Series 97A, 0.950%, 04/08/04	34,500,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $1,744,271,386)	1,744,271,386

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 14.48%
	BANK OF AMERICA
22,000,000	#Des Moines, Iowa, Hospital Facilities Authority, Methodist Medical Center Project, Revenue Bonds, 1.050%, 08/01/15	22,000,000

See Notes to Financial Statements.

14

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	BANK OF AMERICA — (continued)
$15,000,000	#District of Columbia, Phillips College Issue, General Obligation Bonds, 1.050%, 08/01/33	$15,000,000
20,000,000	#Washington State, Public Power, Revenue Bonds, Series A1-2, 1.010%, 07/01/17	20,000,000
	BANK OF NEW YORK
30,000,000	Michigan State, Building Authority, Commercial Paper, Series B4, 0.980%, 06/10/04	30,000,000
	BANK ONE N.A.
6,850,000	#Chicago, Illinois, Water Authority, Revenue Bonds, 1.000%, 11/01/30	6,850,000
	BANK ONE N.A.-75% / NORTHERN TRUST COMPANY-25%
9,000,000	#Illinois State, Development Financial Authority, Museum of Contemporary Art Project, 1.080%, 02/01/29	9,000,000
	BAYERISCHE LANDESBANK
4,200,000	#Baltimore, Maryland, Industrial Development Authority, Capital Acquisition Project, Revenue Bonds, 1.050%, 08/01/16	4,200,000
10,000,000	#Tri-County, Oregon, Metropolitan Transportation District, Interstate Max Project, Revenue Bonds, Series A, 1.020%, 12/01/21	10,000,000
	BAYERISCHE LANDESBANK-80% / LANDESBANK BADEN-WUERTTEMBERG-20%
19,334,000	#Long Island Power Authority, New York, Electrical Systems, Revenue Bonds, Series 1A, 1.050%, 05/01/33	19,334,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	BNP PARIBAS
$29,900,000	#Baltimore, Maryland, Port Facilities Authority, Revenue Bonds, 1.000%, 10/14/11	$29,900,000
	FIRST UNION NATIONAL BANK
16,200,000	#Virginia State, Capital Region Airport Community Authority, Revenue Bonds, Series B, 1.050%, 06/01/29	16,200,000
	LANDESBANK HESSEN
17,600,000	#King County, Washington, Water & Sewage, Revenue Bonds, Series A, 1.000%, 01/01/32	17,600,000
13,000,000	#Northampton County, Pennsylvania, Higher Education Authority, Lafayette College Project, Revenue Bonds, Series A, 1.020%, 11/01/28	13,000,000
9,635,000	#Texas State, Southwest Higher Education Authority, Southern Methodist University, Revenue Bonds, 1.120%, 07/01/15	9,635,000
	MORGAN GUARANTY TRUST
7,000,000	#Kenton County, Kentucky, Industrial Building Authority, Redken Labs Incorporated Project, Revenue Bonds, 1.000%, 12/01/14	7,000,000
	NORTHERN TRUST COMPANY
14,800,000	#Illinois State, Health Facilities Authority, Ingalls Memorial Hospital Project, Revenue Bonds, Series 85-B, 1.030%, 01/01/16	14,800,000
11,600,000	#Illinois State, Health Facilities Authority, Ingalls Memorial Hospital Project, Revenue Bonds, Series C, 1.030%, 01/01/16	11,600,000

See Notes to Financial Statements.

15

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	STATE STREET BANK & TRUST
$25,000,000	#Maryland State, Transportation Authority, Baltimore/Washington Airport, Revenue Bonds, Series A, 1.020%, 07/01/13	$25,000,000
	WESTDEUTSCHE LANDESBANK
15,000,000	#Cleveland, Ohio, Waterworks Revenue Authority, Revenue Bonds, Series L, (FGIC), 1.000%, 01/01/33	15,000,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $296,119,000)	296,119,000

Shares
OTHER SHORT-TERM INVESTMENTS — 0.21%
3,781,927	@BlackRock Muni Fund	3,781,927
458,767	@Dreyfus Tax Exempt Fund	458,767

	TOTAL OTHER SHORT-TERM INVESTMENTS (Cost $4,240,694)	4,240,694

TOTAL INVESTMENTS (Cost $2,044,631,080)	100.00%	$2,044,631,080
OTHER ASSETS & LIABILITIES (NET)	0.00	45,339

NET ASSETS	100.00%	$2,044,676,419

#	Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate disclosed is as of March 31, 2004.

MBIA — Municipal Bond Insurance Assoc.

FSA — Financial Security Assurance

FGIC — Financial Guaranty Insurance Corp.

AMBAC — American Municipal Bond Assurance Corp.

@	Registered Investment Company

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 14% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

16

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Tax-Exempt Money Fund — (continued)

State Diversification	% of Net Assets	Value
Michigan	11.54%	$235,872,820
Florida	9.44	192,965,000
Illinois	8.28	169,320,000
Washington	6.35	129,890,000
Texas	6.35	129,750,929
North Carolina	5.55	113,510,000
Ohio	5.24	107,100,000
Pennsylvania	4.94	101,040,000
Maryland	3.87	79,100,000
Utah	3.84	78,610,000
Georgia	3.42	69,875,000
Wisconsin	3.15	64,520,000
New York	3.13	64,048,398
Kansas	3.12	63,915,000
Arizona	2.64	53,905,000
Tennessee	2.61	53,300,000
Nebraska	2.44	50,000,000
Louisiana	1.91	39,000,000
District of Columbia	1.90	38,900,000
Minnesota	1.46	29,760,000
Oklahoma	1.10	22,445,000
Iowa	1.08	22,000,000
Virginia	0.95	19,500,000
Alaska	0.76	15,450,000
New Hampshire	0.73	15,000,000
Delaware	0.72	14,800,000
Connecticut	0.68	13,925,000
Wyoming	0.53	10,750,000
Hawaii	0.51	10,420,000
Oregon	0.49	10,000,000
Kentucky	0.34	7,000,000
South Carolina	0.28	5,710,886
New Jersey	0.22	4,595,000
Indiana	0.22	4,412,353
Registered Investment Companies	0.21	4,240,694

Total Investments	100.00%	$2,044,631,080
Other Assets & Liabilities (Net)	0.00	45,339

Net Assets	100.00%	$2,044,676,419

See Notes to Financial Statements.

17

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

New York Tax-Exempt Money Fund

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — 83.41%
$ 3,095,000	#Babylon, New York, General Obligation Bonds, (AMBAC), 0.990%, 09/01/17	$3,095,000
4,500,000	Carmel, New York, Central School District, Bond Anticipation Notes, 1.750%, 04/30/04	4,502,308
9,100,000	#Erie County, New York, Water Authority, Revenue Bonds, Series A, (AMBAC), 0.990%, 12/01/16	9,100,000
10,000,000	Harborfields Centennial School District, New York, Bond Anticipation Notes, 1.250%, 11/04/04	10,017,537
15,000,000	Long Island Power Authority, New York, Commercial Paper, 0.950%, 08/09/04	15,000,000
17,870,000	#Nassau County, New York, Financial Authority, Sales Tax, Revenue Bonds, Series B, (FSA), 1.030%, 11/15/22	17,870,000
2,000,000	Nassau County, New York, Tax Anticipation Notes, Series A, 2.000%, 04/15/04	2,000,725
1,500,000	Nassau County, New York, Tax Anticipation Notes, Series B, 2.000%, 10/15/04	1,506,793
5,300,000	New York City, New York, Mass Transit Authority, Commercial Paper, 1.000%, 10/14/04	5,300,000
17,500,000	#New York City, New York, Multi-Family Housing Development Corporation Authority, Parkgate Development Project, Series A, (FNMA), 0.960%, 10/15/28	17,500,000
7,500,000	#New York City, New York, Municipal Water Financing Authority, Revenue Bonds, Sub-Series C-2, 1.000%, 06/15/18	7,500,000
15,000,000	New York City, New York, Tax Anticipation Notes, 2.000%, 04/15/04	15,006,104

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES —(continued)
$12,810,000	#New York City, New York, Transitional Finance Authority, Revenue Bonds, (MBIA), 1.050%, 05/01/15	$12,810,000
10,870,000	#New York City, New York, Transitional Finance Authority, Revenue Bonds, Class A, 1.050%, 02/01/31	10,870,000
11,245,000	#New York City, New York, Transitional Finance Authority, Revenue Bonds, Series 283, 1.070%, 11/15/18	11,245,000
4,995,000	#New York City, New York, Transitional Finance Authority, Revenue Bonds, Series 307, (AMBAC), 1.030%, 08/01/19	4,995,000
1,425,000	#New York City, New York, Transitional Finance Authority, Revenue Bonds, Series A-2, 1.050%, 11/15/27	1,425,000
105,000	#New York City, New York, Trust for Cultural Resources, American Museum of Natural History, Revenue Bonds, Series A, 0.990%, 04/01/21	105,000
10,000,000	New York State, Dormitory Authority, Columbia University, Commercial Paper, 0.950%, 04/08/04	10,000,000
15,000,000	New York State, Dormitory Authority, Cornell University, Commercial Paper, 0.930%, 05/24/04	15,000,000
2,500,000	#New York State, Dormitory Authority, Cornell University, Revenue Bonds, Series B, 0.980%, 07/01/30	2,500,000
5,000,000	#New York State, Dormitory Authority, Mental Health Facilities, Revenue Bonds, (FSA), 1.000%, 02/15/21	5,000,000

See Notes to Financial Statements.

18

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

New York Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES —(continued)
$15,720,000	#New York State, Dormitory Authority, Public Library Project, Revenue Bonds, Series A, (MBIA), 1.030%, 07/01/28	$15,720,000
2,000,000	New York State, Environmental Facilities Authority, Commercial Paper, Series 97-A, 1.000%, 07/22/04	2,000,000
8,966,000	#New York State, Environmental Facilities Authority, Revenue Bonds, Series 731, 1.050%, 06/15/22	8,966,000
9,800,000	#New York State, Environmental Facilities Authority, Revenue Bonds, Series A, 1.050%, 06/15/33	9,800,000
5,500,000	New York State, Environmental Facilities Corp., Solid Waste Disposal, Commercial Paper, 0.950%, 07/08/04	5,500,000
2,500,000	New York State, Gas & Electric Authority, Commercial Paper, 0.950%, 07/14/04	2,500,000
4,700,000	#New York State, Local Government Assistance, Revenue Bonds, Series 3V, (FGIC), 1.050%, 04/01/24	4,700,000
7,800,000	#New York State, Local Government Assistance, Revenue Bonds, Series 4V, (FSA), 1.050%, 04/01/22	7,800,000
12,300,000	#New York State, Metropolitan Transportation Authority, Revenue Bonds, Series B, (FSA), 1.010%, 11/01/22	12,300,000
4,120,000	#New York State, Metropolitan Transportation Authority, Revenue Bonds, Series D-1, (FSA), 1.000%, 11/01/29	4,120,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES —(continued)
$ 9,320,000	#New York State, Metropolitan Transportation Authority, Revenue Bonds, Series D-2, (FSA), 1.000%, 11/01/32	$9,320,000
8,000,000	#New York State, Power Authority, Revenue & General Purpose Obligation Bonds, 0.950%, 03/01/20	8,000,000
5,000,000	#New York State, Power Authority, Revenue Bonds, Sub-Series 5, 1.030%, 11/15/11	5,000,000
25,000,000	New York State, Thruway Authority, General Revenue Bond Anticipation Notes, Commercial Paper, 0.950%, 10/12/04	25,000,000
8,000,000	New York State, Thruway, Commercial Paper, 0.950%, 05/14/04	8,000,000
21,100,000	#New York State, Triborough Bridge & Tunnel Authority, Revenue Bonds, Series B, (AMBAC), 1.020%, 01/01/32	21,100,000
3,600,000	#New York State, Triborough Bridge & Tunnel Authority, Revenue Bonds, Series C, (AMBAC), 1.010%, 01/01/33	3,600,000
10,900,000	#New York State, Triborough Bridge & Tunnel Authority, Revenue Bonds, Series C, (FSA), 1.020%, 01/01/31	10,900,000
13,700,000	#Niagara Falls, New York, Bridge Community Toll Authority, Series A, (FGIC), 1.000%, 10/01/19	13,700,000
4,000,000	Pittsford, New York, Centennial School District, Bond Anticipation Notes, 1.250%, 10/17/04	4,006,680
5,928,528	2.000%, 12/17/04	5,970,875

See Notes to Financial Statements.

19

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

New York Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES —(continued)
$ 9,635,000	Port Authority of New York & New Jersey, Commercial Paper, 0.950%, 04/07/04	$9,635,000
4,100,000	#Suffolk County, New York, Water Authority, Bond Anticipation Notes, 1.030%, 06/01/06	4,100,000
19,600,000	1.030%, 01/01/08	19,600,000
5,100,000	Wantagh, New York, Union Free School District, Bond Anticipation Notes, 1.250%, 09/10/04	5,106,456

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES (Cost $408,793,478)	408,793,478

TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — 17.26%
	BANK OF AMERICA
16,000,000	#New York City, New York, Industrial Development Agency, Revenue Bonds, New York Stock Exchange Project, Series B, 0.990%, 05/01/33	16,000,000
	BANK OF NEW YORK
10,000,000	#New York City, New York, General Obligation Bonds, Sub-Series H4, 1.100%, 03/01/34	10,000,000
4,200,000	#Yonkers, New York, Industrial Development Agency, Civic Facility Revenue Bonds, Consumers Union Facility, 1.020%, 07/01/19	4,200,000
	BAYERISCHE HYPOVEREINSBANK
8,000,000	Long Island Power Authority, New York, Commercial Paper, 1.080%, 08/10/04	8,000,000

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	BAYERISCHE LANDESBANK-50% / LANDESBANK HESSEN-50%
$ 2,300,000	New York State, Environmental Facilities Authority, Commercial Paper, 0.930%, 07/14/04	$2,300,000
	BAYERISCHE LANDESBANK-50% /WESTDEUTSCHE LANDESBANK-50%
100,000	#New York State, Local Government Assistance Corp., Revenue Bonds, Series A, 1.030%, 04/01/22	100,000
	CHASE MANHATTAN BANK
4,000,000	#New York City, New York, Trust for Cultural Preservation, Asia Society Project, Revenue Bonds, 1.000%, 04/01/30	4,000,000
	JP MORGAN CHASE BANK
9,500,000	#New York City, New York, Trust for Cultural Preservation, Pierpont Morgan Library, Revenue Bonds, 1.000%, 02/01/34	9,500,000
	LANDESBANK HESSEN
7,000,000	#New York State, Housing Finance Agency Services, Revenue Bonds, Series I, 1.050%, 03/15/31	7,000,000
	MANUFACTURERS & TRADERS
8,800,000	#New York City, New York, Industrial Development Agency, Civic Facility Revenue Bonds, Jewish Community Center Project, 1.070%, 03/01/30	8,800,000
	MORGAN GUARANTY TRUST
2,000,000	#New York City, New York, General Obligation Bonds, Series F-3, 1.020%, 02/15/13	2,000,000

See Notes to Financial Statements.

20

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

New York Tax-Exempt Money Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	WESTDEUTSCHE LANDESBANK
$9,350,000	#Long Island Power Authority, New York, Revenue Bonds, Sub-Series 2A, 1.030%, 05/01/33	$9,350,000
2,000,000	#New York City, New York, General Obligation Bonds, Sub-Series J2, 1.050%, 02/15/16	2,000,000
	WESTDEUTSCHE LANDESBANK-50% / BAYERISCHE LANDESBANK-50%
1,350,000	#New York State, Local Government Assistance Corp., Revenue Bonds, Series E, 1.030%, 04/01/23	1,350,000

	TOTAL TAX-EXEMPT CASH EQUIVALENT SECURITIES — BACKED BY LETTERS OF CREDIT (Cost $84,600,000)	84,600,000

Shares
OTHER SHORT-TERM INVESTMENTS — 0.12%
569,744	@BlackRock Institutional New York Money Market Fund	569,744
1	@Dreyfus New York Tax Exempt Fund	1

	TOTAL OTHER SHORT-TERM INVESTMENTS (Cost $569,745)	569,745

TOTAL INVESTMENTS (Cost $493,963,223)	100.79%	$493,963,223
OTHER ASSETS & LIABILITIES (NET)	(0.79)	(3,864,450)

NET ASSETS	100.00%	$490,098,773

#	Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate disclosed is as of March 31, 2004.

AMBAC—American Municipal Bond Assurance Corp.

FSA—Financial Security Assurance

FNMA—Federal National Mortgage Association

MBIA—Municipal Bond Insurance Assoc.

FGIC—Financial Guaranty Insurance Corp.

@	Registered Investment Company

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 17% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2004, approximately, 101% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of the issuers to pay the required principal and interest payments of the municipal securities.

At March 31, 2004, approximately, 59%, 20%, 17% and 5% of the net assets are invested in revenue bonds, anticipation notes, commercial paper and general obligation bonds, respectively.

See Notes to Financial Statements.

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EXCELSIOR FUNDS

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Funds, Inc. (“Excelsior Fund”) and Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) collectively (the “Funds”) were incorporated under the laws of the State of Maryland on August 2, 1984 and August 8, 1984, respectively, and are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies with the exception of Energy and Natural Resources Fund, Real Estate Fund, New York Intermediate-Term Tax-Exempt Fund, California Tax-Exempt Income Fund and New York Tax-Exempt Money Fund, each of which are non-diversified.

Excelsior Fund and Excelsior Tax-Exempt Fund currently offer shares in sixteen and seven managed investment portfolios, respectively, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund, Government Money Fund, Treasury Money Fund, portfolios of Excelsior Fund, Tax-Exempt Money Fund and New York Tax-Exempt Money Fund, portfolios of Excelsior Tax-Exempt Fund (the “Portfolios”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The Money Fund offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of the Institutional Shares as well as the financial statements for the remaining portfolios of the Funds are presented separately.

With regard to the Portfolios, it is the Funds’ policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. Each of the Portfolios has adopted certain investment portfolio valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Portfolios will not vary.

(a) Portfolio valuation:

Securities are valued at amortized cost, which has been determined by each Fund’s Board of Directors to represent the fair value of the Portfolios’ investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

(b) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis.

(c) Repurchase agreements:

Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller’s agreement to repurchase and Excelsior

22

Fund’s agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund’s custodian or subcustodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

If the value of the underlying securities falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the applicable Portfolio of Excelsior Fund to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

(d) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

(e) Expense allocation:

Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets. Shareholder servicing fees relating to a specific class are charged directly to that class.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together, the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.25% of the average daily net assets of the Money Fund, the Government Money Fund and the Tax-Exempt Money Fund, 0.30% of the average daily net assets of the Treasury Money Fund, and 0.50% of the average daily net assets of the New York Tax-Exempt Money Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company (collectively, the “Administrators”) provide administrative services to the Funds. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior

23

Fund and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Funds, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A., were as follows:

	Administration Fees	Waiver of Administration Fees	Net Administration Fees
Money Fund	$2,477,640	$825,198	$1,652,442
Government Money Fund	763,346	253,755	509,591
Treasury Money Fund	640,389	213,093	427,296
Tax-Exempt Money Fund	2,548,361	847,336	1,701,025
New York Tax-Exempt Money Fund	600,090	199,704	400,386

From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio’s average daily net assets:

Money Fund — Shares	0.50%
Government Money Fund	0.50%
Treasury Money Fund	0.55%
Tax-Exempt Money Fund	0.50%
New York Tax-Exempt Money Fund	0.60%

With regard to the Institutional Shares of Money Fund, for the year ended March 31, 2004, and until further notice, U.S. Trust contractually agreed to waive fees and reimburse expenses to the extent necessary to maintain an annual expense ratio of not more than 0.25%.

For the year ended March 31, 2004, pursuant to the above, investment advisory fees waived by U.S. Trust were as follows:

Money Fund	$3,771,626
New York Tax-Exempt Money Fund	1,028,791

The Portfolios have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of the Portfolios’ shares held by each service organizations’ customers, with

24

the exception of the Institutional Shares of the Money Fund, which pays a fee of up to 0.15% of the average daily net assets of its shares.

U. S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U. S. Trust:

	Amount Paid	Amount Waived as Investment Advisory Fees	Amount Waived as Administration Fees
Money Fund	$1,155,681	$42,060	$1,113,621
Government Money Fund	310,801	310,801	—
Treasury Money Fund	187,511	187,511	—
Tax-Exempt Money Fund	1,947,158	1,947,158	—
New York Tax-Exempt Money Fund	30,088	30,088	—

Edgewood Services, Inc. (“the Distributor”), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of the Funds. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

Boston Financial Data Services, Inc. (“BFDS”) serves as transfer agent to the Portfolios.

Each Independent Director of the Excelsior Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each Independent Director of the Excelsior Tax-Exempt Fund receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee for Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust receives a fee of $3,000 for each meeting attended. The Chairman of the Nominating Committee also receives an annual fee of $5,000. In addition, Directors are reimbursed by the Excelsior Fund and Excelsior Tax-Exempt Fund, for reasonable expenses incurred when acting in their capacity as Directors.

3.    Federal Taxes:

It is the policy of the Funds that each Portfolio continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred

25

after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-In Capital
Money Fund	—	$3,436	$(3,436)
Government Money Fund	—	1,189	(1,189)
Treasury Money Fund	$2,748	(2,748)	—
Tax-Exempt Money Fund	53	(53)	—

The tax character of dividends and distributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Total
Money Fund
2004	$14,865,550	—	—	$14,865,550
2003	31,970,964	—	—	31,970,964
Government Money Fund
2004	3,926,682	—	—	3,926,682
2003	8,291,220	—	—	8,291,220
Treasury Money Fund
2004	2,597,162	—	—	2,597,162
2003	6,364,693	—	—	6,364,693
Tax-Exempt Money Fund
2004	38,469	$11,865,305	$273,567	12,177,341
2003	16,257	23,449,842	24,155	23,490,254
New York Tax-Exempt Money Fund
2004	31,529	2,456,266	—	2,487,795
2003	4,787	5,184,192	23,128	5,212,107

As of March 31, 2004, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Ordinary Income	Tax-Exempt Income	Capital Loss Carryforward	Post-October Losses	Wash Sales	Other Temporary Difference	Total
Money Fund	$946,177	—	$(47,687)	—	—	$(946,177)	$(47,687)
Government Money Fund	284,088	—	(33,689)	$(926)	—	(284,088)	(34,615)
Treasury Money Fund	187,791	—	—	—	—	(185,044)	2,747
Tax-Exempt Money Fund	—	$1,049,537	—	—	$(1,823)	(1,049,485)	(1,771)
New York Tax-Exempt Money Fund	—	200,652	—	(908)	—	(200,652)	(908)

For Federal tax purposes, the Portfolios aggregate tax cost is equal to book cost, with the exception of the Tax-Exempt Money Fund, and its tax basis of investments aggregates $2,044,632,903.

26

Post-October losses are deemed to arise on the first business day of a Fund’s next taxable year.

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

	Money Fund	Government Money Fund
Expiration Date March 31:
2005	$12,049	—
2006	—	$5,931
2007	—	3,297
2008	—	18,904
2011	11,663	—
2012	23,975	5,557

Total	$47,687	$33,689

4.    Capital Transactions:

Excelsior Fund has authorized capital of 35 billion shares of Common Stock, 29.3756 billion of which is currently classified to represent interests in certain classes of shares. Excelsior Tax-Exempt Fund has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in one of seven separate investment portfolios. Authorized capital currently classified for each Portfolio is as follows: 4 billion shares each of Money Fund and Government Money Fund, 2.5 billion shares of Treasury Money Fund, 2 billion shares of New York Tax-Exempt Money Fund and 5.5 billion shares for Tax-Exempt Money Fund.

Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to such Portfolio as are declared at the discretion of each Fund’s Board of Directors. Since the Portfolios have sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

	Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold:
Shares	$4,664,084,234	$5,589,273,181
Institutional Shares	2,751,605,010	3,536,340,479
Issued as reinvestment of dividends:
Shares	784,932	1,812,339
Institutional Shares	2,186,353	4,944,129
Redeemed:
Shares	(5,311,141,614)	(5,605,547,555)
Institutional Shares	(2,831,721,381)	(3,303,057,021)

Net Increase (Decrease)	$(724,202,466)	$223,765,552

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	Government Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold	$3,164,391,955	$3,904,759,634
Issued as reinvestment of dividends	271,873	744,985
Redeemed	(3,214,432,180)	(4,106,605,322)

Net (Decrease)	$(49,768,352)	$(201,100,703)

	Treasury Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold	$2,924,119,256	$2,645,547,298
Issued as reinvestment of dividends	641,186	1,846,537
Redeemed	(2,977,036,353)	(2,679,648,517)

Net (Decrease)	$(52,275,911)	$(32,254,682)

	Tax-Exempt Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold	$7,348,246,145	$7,097,135,009
Issued as reinvestment of dividends	360,212	801,978
Redeemed	(7,584,879,895)	(7,339,512,073)

Net (Decrease)	$(236,273,538)	$(241,575,086)

	New York Tax-Exempt Money Fund
	Year Ended 03/31/04	Year Ended 03/31/03
Sold	$1,700,208,458	$1,902,878,709
Issued as reinvestment of dividends	422,511	832,736
Redeemed	(1,759,093,748)	(2,051,333,703)

Net (Decrease)	$(58,462,779)	$(147,622,258)

5.    Line of Credit:

The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks, under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the Statements of Operations. For the year ended March 31, 2004, the Portfolios had no borrowings under the agreement.

28

6.    Guarantees:

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

7.    Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been cooperating with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp.et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

In addition, two derivative actions, styled Richard Elliott v. Charles Schwab Corporation, et al., No 04 CV 2262 (S.D.N.Y.) and Lou Ann Murphy v. Charles Schwab Corporation et al., (No. 04 CV 3547 (E.D. Penn.), purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, seek unspecific damages arising from alleged violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings. Lead plaintiffs have been appointed and additional defendants have been added (generally consisting of current and former directors and officers of the Companies and entities who timed or facilitated timing in the Excelsior Funds). The seven lawsuits discussed above were consolidated into two new amended complaints, one for the class actions and one for the derivative actions, that were filed on or about September 29, 2004.

29

The plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The plaintiffs in the consolidated derivative action are seeking on behalf of the Companies unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The Maryland court is expected to establish a briefing schedule prior to year end for motions to dismiss the actions, and the defendants will not be required to answer the complaints until such motions have been decided. Discovery in the actions is currently stayed, although a motion to lift the stay is expected to be filed on or about December 10, 2004 and decided on or after March 1, 2005.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

9.    Subsequent Events:

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. replaced SEI Investments Global Funds Services as Sub-Administrator of Excelsior Fund and Excelsior Tax-Exempt Fund.

Effective January 1, 2005, BISYS Fund Services Limited Partnership will replace Edgewood Services, Inc. as the Distributor of Excelsior Fund and Excelsior Tax-Exempt Fund.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Money, Government Money, Treasury Money, Tax-Exempt Money, and New York Tax-Exempt Money Funds (three of the portfolios constituting the Excelsior Funds, Inc. and two of the portfolios constituting the Excelsior Tax-Exempt Funds, Inc.) (collectively, the “Funds”) as of March 31, 2004, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended March 31, 2003 and the financial highlights for each of the years in the four year period ended March 31, 2003 were audited by other auditors whose report, dated May 16, 2003, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money, Government Money, Treasury Money, Tax-Exempt Money, and New York Tax-Exempt Money Funds as of March 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

December 15, 2004

31

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

The Funds’ Boards of Directors/Trustees and Joint Audit Committee terminated Ernst & Young, LLP (“E&Y”) as the Funds’ independent registered public accounting firm on October 28, 2004 as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. During the period in which E&Y served as independent registered public accounting firm for the Funds, there were no disagreements between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP has performed a re-audit of the Funds’ March 31, 2004 financial statements, which had previously been audited by E&Y. That report is included in this annual report.

32

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members”. The following information is as of December 15, 2004.

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS
INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Director/ Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	31	None.

Rodman L. Drake Age: 61	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	31	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Mel Hall Age: 59	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	31	Chairman, Comprehensive Health Services, Inc. (since 1991).

Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	31	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

33

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)

Jonathan Piel Age: 65	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	31	None.

INTERESTED BOARD MEMBER(5)

James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	31	None.

OFFICERS

Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

34

Name, Address(1), Age	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations—New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel—New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 46	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of December 15, 2004, the Excelsior Funds Complex consisted of 31 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

35

Federal Tax Information (Unaudited)

For the year ended March 31, 2004, the designation of long-term capital gains and the percentage of income earned from direct treasury obligations were as follows:

	20% Long-Term Capital Gains	Treasury Income Earned
Money Fund	—	10.44%
Government Money Fund	—	50.83%
Treasury Money Fund	—	97.78%
Tax-Exempt Money Fund	$273,594	—

For the year ended March 31, 2004, the percentage of exempt interest dividends paid was approximated as follows:

Tax-Exempt Money Fund	97.53%
New York Tax-Exempt Money Fund	98.84%

36

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AR-MM-1204-42598

TAX-EXEMPT

FIXED INCOME

PORTFOLIOS

ANNUAL REPORT

March 31, 2004

For shareholder account information, current price and yield quotations, or to make an initial purchase or obtain a prospectus, call 1-800-446-1012, from overseas, call 617-483-7297.

Internet Address: http://www.excelsiorfunds.com

This report must be preceded or accompanied by a current prospectus.

A description of the policies and procedures that Excelsior Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-446-1012, and (ii) on the Excelsior Funds’ website.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. Information about these and other important subjects is in the fund’s prospectus, which you should read carefully before investing.

Excelsior Tax-Exempt Funds, Inc. are distributed by Edgewood Services, Inc.

You may write to Excelsior Tax-Exempt Funds, Inc. at the following address:

Excelsior Funds

P.O. Box 8529

Boston, MA 02266-8529

SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, UNITED STATES TRUST COMPANY OF NEW YORK, U.S. TRUST COMPANY, N.A., THEIR PARENT OR AFFILIATES AND SHARES ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. INVESTMENTS IN THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL. FUND SHARES ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT.

LETTER TO SHAREHOLDERS

December 15, 2004

Dear Valued Excelsior Shareholder:

We are reissuing our 2004 annual report following the termination of Ernst & Young (“E&Y”) as the Funds’ auditor. As previously communicated, on October 28, 2004 the Funds’ Boards of Directors/Trustees terminated E&Y as the Funds’ independent registered public accounting firm as a result of concerns regarding their independence at the time of the issuance of their report. The Boards and their Chief Financial Officer have reviewed the Funds March 31, 2004 financial statements and have concluded that they fairly represent, in all material respects, the financial position of the Funds.

In addition, the Boards of the Funds engaged Deloitte & Touche (“D&T”) as the Funds’ independent registered public accounting firm, and D&T has performed a re-audit of the Funds’ March 31, 2004 financial statements. As stated in the enclosed report, in Deloitte & Touche’s opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2004.

At Excelsior we are committed to helping our shareholders’ long term investments grow. We are defined by our ability to give our shareholders the reassurance and comfort of a steady return over the long term. As always, we value your confidence in selecting Excelsior to fulfill your investment needs.

Sincerely,

Mary Martinez

President

EXCELSIOR TAX-EXEMPT FUNDS, INC. ADVISER’S FIXED INCOME MARKET REVIEW

In the fiscal first quarter of 2003, interest rates declined by 25 to 30 basis points (“bp”) across the yield curve. Higher yields in the beginning of the quarter (the 10 year Treasury was just over 4%), gave way to a sharp decline in rates in the middle of the quarter in response to weaker economic data. Interest rates bottomed out in the middle of June just prior to the 13th rate cut by the Federal Reserve. The federal funds rate was reduced by 25 bp to a generation low of 1%, while the discount rate was kept at 0.75%. After reaching record low yields (the 2 year Treasury came close to 2%), interest rates then rose 40 to 50 bp into quarter end. By the end of the quarter, the yield on the 2 year Treasury was 1.3%, while the 5 year and 10 year Treasury yields were at 2.4% and 3.5%, respectively. Adjusting for the roll of the newly issued Treasury securities during the quarter, the shape of the yield curve was relatively unchanged with the 2 year/30 year spread ending the quarter at 326 bp.

Municipal securities, on the other hand, rallied in mid-April, propelled by the increasing awareness that the economy had not been restrained by the Iraq war alone. The positive momentum continued into June, but then dwindled in the run up to the Federal Open Market Committee meeting on June 25th. In the final weeks of the quarter, interest rates ratcheted higher as investors focused their attention on prospects of a stronger economy fueled by a combination of fiscal and monetary stimulus as well as a weaker dollar.

The fiscal second quarter proved to be another extremely volatile period for the fixed-income markets. Treasury yields, for instance, saw notably wide swings. In the first two months of the quarter, interest rates rose by over 100 basis points for 3 to 10 year securities on signs of stronger economic growth. The yield on the 10 year Treasury note, for example, climbed to a high of 4.6% from 3.5% at the end of June. The last month of the quarter, however, saw a significant decline in the rise in yields on concern that the rebound in the economy could not be sustained at the same pace. In September, Treasury yields dropped by 30-60 bp. For the quarter, the Treasury yield curve steepened at the front end with the 2 year/5 year spread widening by 26 bp. The curve beyond 5 years flattened as the 5 year/30 year spread narrowed by 9 bp to 205 bp. Municipal securities followed a similar pattern, continuing trends that had been in place through much of the previous fiscal year.

In the fiscal third quarter, Treasury yields rose as a result of continued acceleration in economic growth and improvement in the equity markets. For the period, municipal securities decisively outperformed Treasuries, most notably on the longer end of the yield curve (beyond seven years), while municipal interest rates actually declined modestly for the period. In general, municipal interest rates rose through mid-October, and then began a volatile two-month decline, which ended in mid-December. During the quarter continued strong investor demand combined with lighter supply was the impetus for the strong relative performance of municipal securities as compared to Treasuries.

In the final quarter of the fiscal year, Treasuries rallied and yields declined overall. The yield on the 10 year Treasury note, for instance, declined by over 40 bp in the period, falling below 3.75% for the first time since last summer, to end the quarter at 3.85%. The intermediate part of the curve experienced the greatest drop in yields as the yield on the 5 year Treasury note declined more than 45 bp to 2.78%. Inflation remained low which, along with muted job growth, kept the Federal Reserve from raising its target interest rate of 1%. Reversing the trend, the Treasury yield curve flattened at the front end with the 2 year/5 year spread narrowing by approximately 22 bp. Beyond 5 years, there was further steepening in the yield curve as the 5 year/ 30 year spread widened an additional 17 bp to 199 bp. Municipal yields, on the other hand, were essentially flat across the board for the three month period, significantly underperforming Treasuries and taxable fixed-income securities in the period. As has been the case for some time now, the almost identical beginning and ending yield numbers mask considerable intra-quarter volatility.

EXCELSIOR TAX-EXEMPT FUNDS, INC. L ONG-TERM TAX-EXEMPT FUND

For the fiscal first half of the year ended March 31, 2004, Fund investment activity was minimal, as we remained comfortable with the Fund’s barbell structure and strategy. We did sell several bonds with short calls. As all long bonds were by and large trading at their calls, we moved out toward bonds with longer (10-year) call provisions. Fund performance came in slightly below the Merrill Lynch 22+ Year Muni Index, its benchmark, in the first half of the year. In the fiscal third quarter, we raised cash to 40% and maintained a similarly defensive strategy in anticipation of higher long-term interest rates. In the final quarter, we did make a single purchase as the market rallied. We nevertheless maintained roughly 40% cash reserves. To sum up the fiscal year as a whole, we were expecting interest rates to rise and so had positioned the Fund defensively with large cash positions; unfortunately, rates declined, and thus the cash position proved to be a drag on the Fund’s performance. For the twelve months ended March 31, 2004, the Fund posted a total return of 4.01%* ranking 260 out of 299 funds, based on total return, in the Lipper General Municipal Debt Fund category**. The Fund ranked 153 and 13 among 229 and 120 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2004, with cumulative total returns of 23.43%* and 86.89%,* respectively.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further, information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
***	Source: Merrill Lynch—the Merrill Lynch 22+ Year Muni Index consists of bonds with an outstanding par which is greater than or equal to 25 million and a maturity range greater than or equal to 22 years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC. INTERMEDIATE-TERM TAX-EXEMPT FUND

In the fiscal first quarter of the year ended March 31, 2004, we kept investment activity to a minimum as we were satisfied with the defensive structure of the Fund. Given the drop in interest rates, and the steepness of the yield curve, we continued to replace 5 and 6 year bonds with 10 year bonds. At the same time, we increased the Fund’s cash position by about 5% (to roughly 29%) while maintaining a 6.25 year average maturity. In the ensuing two fiscal quarters, we pursued a similar strategy, making relatively few changes to the Fund. During the final quarter of the fiscal year, we did extend the Fund’s average maturity by two to three months; we also put the Fund’s cash to work, bringing the number down to roughly 24%. We continued to maintain a slight barbell position, with 7 to 10 year non-callable bonds and cash, as we waited for the yield curve to flatten. For the fiscal year as a whole, the Fund’s cash position detracted from Fund performance; at the same time, however, the Fund’s roughly six year average maturity proved a partial offset, as did the fact that the yield curve between 5 and 10 year issues flattened modestly for the year. For the fiscal year ended, March 31, 2004, the Fund realized a total return of 4.19%* and ranked 77 out of 148 funds, based on total return, in the Lipper Intermediate Municipal Debt Fund category**. The Fund ranked 47 and 14 among 97 and 66 funds, respectively, for the same Lipper category for the five and ten years ended March 31, 2004, with cumulative total returns of 27.75%* and 76.68%,* respectively.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Lipper, Inc.—Lipper is an independent mutual fund performance monitor. Lipper rankings do not consider sales charges.
***	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
****	Source: Merrill Lynch—the Merrill Lynch 7-12 Year Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC. SHORT-TERM TAX-EXEMPT SECURITIES FUND

In the fiscal first quarter, of the year ended March 31, 2004, while cash inflows to the Fund continued at a rapid pace, putting the money to work effectively in two or three year bonds proved challenging as rates dropped sharply in the period. We saw little to be gained at that point—in terms of higher yields—by extending the Fund’s average maturity. In other words, as the yield spread between the very short end and the one to two year area was virtually flat, we saw little incentive to extend. That said, given the cash inflows, we did make several purchases in the 1.5-2 year range in the fiscal first quarter. At the end of this period, the average life of the Fund stood at roughly 5 months, down from about 8 months. We maintained roughly a 45% cash level as we awaited an upturn in rates. In the fiscal second and third quarters, as short rates did indeed back up, we deployed cash and equivalents, bringing the number from 48% to 25%, and extended the Fund’s average maturity from 4 months to approximately 2 years. These moves contributed positively to the Fund’s performance. In the fiscal fourth quarter, cash inflows to the Fund continued at a rapid rate. Even so, although we put the cash to work wherever possible, between cash inflows and maturing issues, the cash level had grown to 45% by the end of the fiscal year. By year end, the average maturity had declined from 2.0 years to 1.5 years, much of it caused merely by the passage of time.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax and some investors may be subject to certain state and local taxes.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 1-3 Year Municipal Bond Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of one to three years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC. NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND

In the fiscal first quarter of the year ended March 31, 2004, we kept Fund activity to a minimum as we were satisfied with its structure, which was positioned defensively to wait for an increase in interest rates. Given the drop in rates, and the steepness of the yield curve, we continued to replace 5 and 6 year bonds with 10 year bonds. At the same time, we increased cash by about 5% (to roughly 29%) while maintaining an approximate 6.25 year average maturity. In the ensuing two fiscal quarters, we pursued a similar strategy, making relatively few changes to the Fund. In the final fiscal quarter, we made a single purchase, extending the average maturity of the Fund by roughly two to three months, bringing cash from 29% to approximately 25%. We continued to maintain a slight barbell position, with 7 to 10 year non-callable bonds and cash, as we waited for the yield curve to flatten. For the fiscal year as a whole, the Fund’s cash position detracted from Fund performance; at the same time, however, the Fund’s approximate six year average maturity proved a partial offset, as did the fact that the yield curve between 5 and 10 year issues flattened modestly for the year. Finally, New York credit-related issues had no impact on the Fund’s performance as the average rating on the Fund’s holding was AA-plus.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and broad-based indices over the past ten fiscal years. The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The indices do not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
***	Source: Merrill Lynch—the Merrill Lynch 7-12 Year New York Muni Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds of New York Municipalities issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of seven to twelve years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

EXCELSIOR TAX-EXEMPT FUNDS, INC. CALIFORNIA TAX-EXEMPT INCOME FUND

Although tax-exempt yields were very similar at the end of the fiscal year of March 31, 2004, to the beginning, there was still a fair amount of volatility throughout the year. Yields rose sharply across all markets in late June and July, 2003, and otherwise trended generally lower, ending with little change for the fiscal year. The yield spread between California and national bonds remained very narrow in intermediate maturities. California bond yields historically are lower than national bonds by 15-25 basis points, but with the budget difficulties the State has endured over the last few years, that relationship has changed to 5 to 10 basis points. As California finances improve, and the yield relationship returns to historical norms, the relative performance of California portfolios should also improve. Over the past year we have emphasized high quality, short to intermediate California bonds, with higher coupons in an effort to protect the Fund from high volatility. With interest rates remaining low, our strategy has been to keep the duration of the Fund shorter than our comparable national benchmark, to be defensively positioned in the event that rates rose. Duration is a measure of a security’s price sensitivity to changes in interest rates. The Fund had a duration of 3.48 at the end of the fiscal year, compared to 4.38 for the Merrill Lynch 3-7 Year Municipal Index, the Fund’s benchmark. Because rates did not rise significantly over the year, longer bonds performed somewhat better than the Fund’s more defensive shorter to intermediate term bonds, negatively impacting Fund performance.

Past performance is not predictive of future performance. Investment returns and principal values will vary and shares may be worth more or less at redemption than their original cost. A portion of the Fund’s income may be subject to the Alternative Minimum Tax.

The above illustration compares a $10,000 investment made in the Fund and a broad-based index since 10/1/96 (inception date). The chart assumes all dividends and capital gain distributions are reinvested. The Fund’s performance takes into account fees and expenses. The index does not take into account charges, fees and other expenses. Further information relating to Fund performance is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

*	Total return represents the change during the period in a hypothetical account with dividends reinvested.
**	Source: Merrill Lynch—the Merrill Lynch 3-7 Year Municipal Index is a widely-accepted unmanaged market-weighted index comprised of fixed-rate, coupon-bearing bonds issued within five years of the most recent month-end with greater than $50 million principal amount having a Moody’s investment grade rating and maturities of three to seven years.
†	Currently certain fees are waived. Had such fees not been waived, returns would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Excelsior Tax-Exempt Funds, Inc.

Statements of Assets and Liabilities

March 31, 2004

	Long-Term Tax-Exempt Fund	Intermediate- Term Tax-Exempt Fund	Short-Term Tax-Exempt Securities Fund	New York Intermediate- Term Tax-Exempt Fund	California Tax-Exempt Income Fund
ASSETS:
Investments, at cost–see accompanying portfolios	$70,893,065	$368,382,039	$359,682,386	$170,982,472	$64,463,629

Investments, at value (Note 1)	$72,303,672	$384,464,086	$361,112,928	$176,358,201	$67,380,775
Interest receivable	661,591	4,033,763	3,234,966	2,213,021	743,045
Receivable for fund shares sold	40	222,118	495,115	50	45,000

Total Assets	72,965,303	388,719,967	364,843,009	178,571,272	68,168,820
LIABILITIES:
Payable for dividends declared	124,769	780,631	268,034	308,484	155,650
Payable for fund shares redeemed	2,813	121,003	3,809,927	41,592	2,027
Payable for investments purchased	—	—	—	—	1,083,130
Investment advisory fees payable (Note 2)	31,417	115,577	91,663	76,525	13,711
Administration fees payable (Note 2)	6,984	36,704	33,968	17,010	6,326
Shareholder servicing fees payable (Note 2)	3,044	2,317	468	968	531
Directors’ fees payable (Note 2)	78	576	962	279	131
Accrued expenses and other payables	13,108	39,383	34,350	19,343	12,938

Total Liabilities	182,213	1,096,191	4,239,372	464,201	1,274,444

NET ASSETS	$72,783,090	$387,623,776	$360,603,637	$178,107,071	$66,894,376

NET ASSETS consist of:
Undistributed net investment income	$124	$5,545	$12,685	$2,025	$1,264
Accumulated net realized gain (loss) on investments	(548,190)	1,544,163	47,830	893,417	(664)
Unrealized appreciation of investments	1,410,607	16,082,047	1,430,542	5,375,729	2,917,146
Par value (Note 5)	7,218	39,982	49,972	19,865	8,933
Paid-in capital in excess of par value	71,913,331	369,952,039	359,062,608	171,816,035	63,967,697

Total Net Assets	$72,783,090	$387,623,776	$360,603,637	$178,107,071	$66,894,376

Shares of Common Stock Outstanding	7,217,714	39,982,381	49,971,986	19,865,164	8,932,643
NET ASSET VALUE PER SHARE (net assets ÷ shares outstanding):	$10.08	$9.69	$7.22	$8.97	$7.49

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Statements of Operations

Year Ended March 31, 2004

	Long-Term Tax-Exempt Fund	Intermediate- Term Tax-Exempt Fund	Short-Term Tax-Exempt Securities Fund	New York Intermediate- Term Tax-Exempt Fund	California Tax-Exempt Income Fund
INVESTMENT INCOME:
Interest income	$2,810,719	$12,628,806	$4,945,214	$5,629,472	$2,351,581

EXPENSES:
Investment advisory fees (Note 2)	418,154	1,402,773	935,193	911,564	323,741
Administration fees (Note 2)	126,532	606,366	471,612	275,827	97,957
Shareholder servicing fees (Note 2)	39,400	275,566	245,730	24,543	103,599
Transfer agent fees (Note 2)	23,933	27,451	7,484	8,913	3,422
Registration and filing fees	18,746	22,172	15,269	16,286	12,413
Legal and audit fees	18,439	92,999	74,471	43,054	14,861
Custodian fees	11,388	44,455	35,351	21,204	9,000
Directors’ fees and expenses (Note 2)	4,347	20,566	16,023	9,440	3,356
Shareholder reports	1,761	11,226	10,686	5,061	2,014
Miscellaneous expenses	7,035	29,303	23,641	14,001	10,169

Total Expenses	669,735	2,532,877	1,835,460	1,329,893	580,532
Fees waived and reimbursed by:
Investment adviser (Note 2)	(25,555)	(135,324)	(234,580)	(15,817)	(230,672)
Administrator (Note 2)	(33,453)	(160,319)	(124,693)	(72,926)	(25,899)

Net Expenses	610,727	2,237,234	1,476,187	1,241,150	323,961

NET INVESTMENT INCOME	2,199,992	10,391,572	3,469,027	4,388,322	2,027,620

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
Net realized gain (loss) on security transactions	2,026,982	6,421,021	138,268	4,269,437	(664)
Change in unrealized appreciation/depreciation of investments during the year	(1,032,776)	(435,500)	573,155	(1,558,337)	(12,855)

Net realized and unrealized gain (loss) on investments	994,206	5,985,521	711,423	2,711,100	(13,519)

Net increase in net assets resulting from operations	$3,194,198	$16,377,093	$4,180,450	$7,099,422	$2,014,101

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Statements of Changes in Net Assets

	Long-Term Tax-Exempt Fund	Intermediate- Term Tax-Exempt Fund	Short-Term Tax-Exempt Securities Fund	New York Intermediate- Term Tax-Exempt Fund	California Tax-Exempt Income Fund
Year Ended March 31, 2004
Net investment income	$2,199,992	$10,391,572	$3,469,027	$4,388,322	$2,027,620
Net realized gain (loss) on security transactions	2,026,982	6,421,021	138,268	4,269,437	(664)
Change in unrealized appreciation/depreciation of investments during the year	(1,032,776)	(435,500)	573,155	(1,558,337)	(12,855)

Net increase in net assets resulting from operations	3,194,198	16,377,093	4,180,450	7,099,422	2,014,101
Distributions to shareholders:
From net investment income	(2,199,868)	(10,386,027)	(3,456,342)	(4,385,426)	(2,026,301)
From net realized gain on investments	—	(13,530,881)	—	(5,786,218)	—

Total distributions to shareholders	(2,199,868)	(23,916,908)	(3,456,342)	(10,171,644)	(2,026,301)

Increase (decrease) in net assets from fund share transactions (Note 5)	(23,176,722)	(11,938,064)	68,597,584	(6,220,877)	712,830

Net increase (decrease) in net assets	(22,182,392)	(19,477,879)	69,321,692	(9,293,099)	700,630
NET ASSETS:
Beginning of year	$94,965,482	$407,101,655	$291,281,945	$187,400,170	$66,193,746

End of year (1)	$72,783,090	$387,623,776	$360,603,637	$178,107,071	$66,894,376

(1) Including undistributed net investment income	$124	$5,545	$12,685	$2,025	$1,264

Year Ended March 31, 2003
Net investment income	$3,287,309	$12,324,648	$3,701,564	$5,630,120	$2,096,862
Net realized gain on security transactions	1,512,685	11,353,856	1,826	5,908,606	23
Change in unrealized appreciation/depreciation of investments during the year	4,049,677	11,066,477	679,319	4,637,865	1,810,327

Net increase in net assets resulting from operations	8,849,671	34,744,981	4,382,709	16,176,591	3,907,212
Distributions to shareholders:
From net investment income	(3,310,944)	(12,412,447)	(3,712,472)	(5,629,628)	(2,115,423)
From net realized gain on investments	—	(2,583,052)	—	(2,636,726)	(11,988)

Total distributions to shareholders	(3,310,944)	(14,995,499)	(3,712,472)	(8,266,354)	(2,127,411)

Increase (decrease) in net assets from fund share transactions (Note 5)	(25,750,812)	17,333,876	124,921,748	882,030	6,184,103

Net increase (decrease) in net assets	(20,212,085)	37,083,358	125,591,985	8,792,267	7,963,904
NET ASSETS:
Beginning of year	$115,177,567	$370,018,297	$165,689,960	$178,607,903	$58,229,842

End of year (2)	$94,965,482	$407,101,655	$291,281,945	$187,400,170	$66,193,746

(2) Including distributions in excess of net investment income	—	—	—	—	$(1,611)

See Notes to Financial Statements.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Excelsior Tax-Exempt Funds, Inc.

Financial Highlights — Selected Per Share Data and Ratios

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gain (Loss) on Investments	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
LONG-TERM TAX-EXEMPT FUND — (2/5/86*)
Year Ended March 31,
2000	$9.87	$0.42	$(0.82)	$(0.40)	$(0.42)	$(0.06)
2001	8.99	0.40	0.63	1.03	(0.40)	—
2002	9.62	0.36	(0.14)	0.22	(0.36)	—
2003	9.48	0.29	0.47	0.76	(0.29)	—
2004	9.95	0.26	0.13	0.39	(0.26)	—
INTERMEDIATE-TERM TAX-EXEMPT FUND — (12/3/85*)
Year Ended March 31,
2000	$9.49	$0.37	$(0.43)	$(0.06)	$(0.37)	—
2001	9.06	0.38	0.51	0.89	(0.38)	—
2002	9.57	0.35	(0.12)	0.23	(0.35)	$(0.06)
2003	9.39	0.31	0.55	0.86	(0.31)	(0.06)
2004	9.88	0.26	0.15	0.41	(0.26)	(0.34)
SHORT-TERM TAX-EXEMPT SECURITIES FUND — (12/31/92*)
Year Ended March 31,
2000	$7.17	$0.25	$(0.15)	$0.10	$(0.25)	—
2001	7.02	0.28	0.13	0.41	(0.28)	—
2002	7.15	0.20	0.03	0.23	(0.20)	$(0.01)
2003	7.17	0.12	0.03	0.15	(0.12)	—
2004	7.20	0.08	0.02	0.10	(0.08)	—
NEW YORK INTERMEDIATE-TERM TAX-EXEMPT FUND — (5/31/90*)
Year Ended March 31,
2000	$8.80	$0.32	$(0.37)	$(0.05)	$(0.32)	$(0.09)
2001	8.34	0.33	0.49	0.82	(0.33)	—
2002	8.83	0.31	(0.09)	0.22	(0.31)	—
2003	8.74	0.27	0.51	0.78	(0.27)	(0.13)
2004	9.12	0.22	0.14	0.36	(0.22)	(0.29)
CALIFORNIA TAX-EXEMPT INCOME FUND — (10/1/96*)
Year Ended March 31,
2000	$7.25	$0.26	$(0.18)	$0.08	$(0.26)	—
2001	7.07	0.26	0.23	0.49	(0.26)	—
2002	7.30	0.26	(0.02)	0.24	(0.26)	$(0.01)
2003	7.27	0.25	0.22	0.47	(0.25)	— (2)
2004	7.49	0.24	—	0.24	(0.24)	—

* Commencement of Operations

(1)	Expense ratios before waiver of fees and reimbursement of expenses (if any) by adviser and administrator.
(2)	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

Total Distributions	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000’s)	Ratio of Net Operating Expenses to Average Net Assets	Ratio of Gross Operating Expenses to Average Net Assets (1)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate	Fee Waivers (Note 2)

$(0.48)	$8.99	(4.01)%	$121,998	0.75%	0.83%	4.54%	78%	$0.01
(0.40)	9.62	11.69%	135,515	0.77%	0.83%	4.33%	60%	0.01
(0.36)	9.48	2.29%	115,178	0.72%	0.82%	3.66%	35%	0.01
(0.29)	9.95	8.12%	94,965	0.70%	0.77%	2.99%	51%	0.01
(0.26)	10.08	4.01%	72,783	0.73%	0.80%	2.64%	111%	0.01

$(0.37)	$9.06	(0.58)%	$292,671	0.57%	0.64%	4.06%	91%	$0.01
(0.38)	9.57	10.07%	341,170	0.57%	0.64%	4.17%	84%	0.01
(0.41)	9.39	2.41%	370,018	0.52%	0.64%	3.67%	67%	0.01
(0.37)	9.88	9.31%	407,102	0.51%	0.59%	3.15%	48%	0.01
(0.60)	9.69	4.19%	387,624	0.56%	0.63%	2.60%	31%	0.01

$(0.25)	$7.02	1.39%	$54,226	0.56%	0.63%	3.54%	130%	—
(0.28)	7.15	5.94%	83,336	0.58%	0.65%	3.97%	42%	—
(0.21)	7.17	3.20%	165,690	0.48%	0.55%	2.60%	111%	$0.01
(0.12)	7.20	2.04%	291,282	0.46%	0.58%	1.57%	31%	0.01
(0.08)	7.22	1.40%	360,604	0.47%	0.59%	1.12%	99%	0.01

$(0.41)	$8.34	(0.51)%	$126,378	0.73%	0.75%	3.82%	64%	—
(0.33)	8.83	10.02%	144,421	0.73%	0.75%	3.90%	39%	—
(0.31)	8.74	2.54%	178,608	0.67%	0.72%	3.53%	45%	—
(0.40)	9.12	8.96%	187,400	0.67%	0.72%	2.96%	43%	—	(2)
(0.51)	8.97	4.06%	178,107	0.68%	0.73%	2.41%	42%	—	(2)

$(0.26)	$7.07	1.13%	$65,034	0.50%	0.95%	3.67%	16%	$0.03
(0.26)	7.30	7.09%	54,605	0.50%	0.97%	3.69%	6%	0.03
(0.27)	7.27	3.32%	58,230	0.50%	0.87%	3.55%	4%	0.03
(0.25)	7.49	6.59%	66,194	0.46%	0.50%	3.36%	9%	—	(2)
(0.24)	7.49	3.19%	66,894	0.50%	0.90%	3.14%	15%	0.03

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Long-Term Tax-Exempt Fund

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — 87.50%
$4,000,000	Connecticut State Health & Education, Connecticut State University Revenue Bonds, Series E, (FGIC), 5.000%, 11/01/33	$4,166,800
3,500,000	#East Baton Rouge, Louisiana, Pollution Control Authority Revenue Bonds, Exxon Project, 1.090%, 03/01/22	3,500,000
4,000,000	Florida State Jea St. Johns River Power Park System Revenue Bonds, 17th Series, 5.250%, 10/01/13	4,508,160
4,000,000	Houston, Texas, Water & Sewer Revenue Bonds, Series A, (FSA), 5.000%, 12/01/30	4,130,240
3,500,000	#Kansas State Department of Transportation Highway Revenue Bonds, Series B-1, 1.000%, 09/01/19	3,500,000
4,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Series A, (FGIC), 5.000%, 07/01/36	4,133,360
3,500,000	#Marshall County, West Virginia, Pollution Control Authority, Mountaineer Carbon Revenue Bonds, 1.120%, 12/01/20	3,500,000
4,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Series A, 5.750%, 07/01/31	4,547,080
4,000,000	Orange County, California, Sanitation District Certificates of Participation, (FGIC), 5.000%, 02/01/33	4,147,560
4,000,000	Orlando & Orange County Expressway Authority Revenue Bonds, Series B, (AMBAC), 5.000%, 07/01/35	4,183,400
4,000,000	Pennsylvania State General Obligation Bonds, 2nd Series, (FSA), 5.500%, 05/01/16	4,579,400
3,500,000	#Pennsylvania State University Revenue Bonds, Series A, 1.020%, 04/01/31	3,500,000

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$3,565,000	#Port Authority of New York & New Jersey Special Obligation Revenue Bonds, Versatile Structure Obligations, Series 5, 1.110%, 08/01/24	$3,565,000
4,000,000	Seattle, Washington, Municipal Light & Power Revenue Bonds, (FSA), 5.000%, 11/01/28	4,150,880
4,000,000	University of California Revenue Bonds, Multi-Purpose Projects, Series Q, (FSA), 5.000%, 09/01/34	4,133,240
3,445,000	#University of Missouri Revenue Bonds, System Facilities, Series A, 1.120%, 11/01/31	3,445,000

		63,690,120

TAX-EXEMPT SECURITIES — BACKED BY LETTERS OF CREDIT — 9.62%
	BANK OF AMERICA
3,500,000	#Washington State Public Power Supply Revenue Bonds, Nuclear Project No. 1, Series 1A-1, 1.010%, 07/01/17	3,500,000
	MORGAN GUARANTY TRUST
3,500,000	#New York City, New York, General Obligation Bonds, Sub-Series A-7, 1.100%, 08/01/21	3,500,000

		7,000,000

Shares
SHORT-TERM INVESTMENTS — 2.22%
5,634	@BlackRock Muni Fund	5,634
1,607,918	@Dreyfus Tax Exempt Cash Fund	1,607,918

		1,613,552

TOTAL INVESTMENTS (Cost $70,893,065)	99.34%	$72,303,672
OTHER ASSETS & LIABILITIES (NET)	0.66	479,418

NET ASSETS	100.00%	$72,783,090

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Long-Term Tax-Exempt Fund — (continued)

FGIC—Financial Guaranty Insurance Corp.

#	Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate shown is as of March 31, 2004.

FSA—Financial Security Assurance

AMBAC—American Municipal Bond Assurance Corp.

@	Registered Investment Company

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately 10% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

State Diversification	% of Net Assets	Value
California	17.06%	$12,414,160
New York	15.95	11,612,080
Florida	11.94	8,691,560
Pennsylvania	11.10	8,079,400
Washington	10.51	7,650,880
Connecticut	5.72	4,166,800
Texas	5.68	4,130,240
Kansas	4.81	3,500,000
Louisiana	4.81	3,500,000
West Virginia	4.81	3,500,000
Missouri	4.73	3,445,000
Short-Term Investments	2.22	1,613,552

Total Investments	99.34%	$72,303,672
Other Assets & Liabilities (Net)	0.66	479,418

Net Assets	100.00%	$72,783,090

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Intermediate-Term Tax-Exempt Fund

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — 89.17%
$10,000,000	#Alaska State Housing Finance Authority, Capital Project Revenue Bonds, Series C, (MBIA), 1.020%, 07/01/22	$10,000,000
10,000,000	Clark County, Nevada, School District General Obligation Bonds, Series B, (FSA), 5.000%, 06/15/12	11,257,300
10,000,000	Colorado Springs, Colorado, Utilities Revenue Bonds, Series A, 5.250%, 11/15/10	11,475,500
10,000,000	#Connecticut State Health & Education, Yale University Revenue Bonds, Series X-3, 1.070%, 07/01/37	10,000,000
10,000,000	Connecticut State Special Tax Obligation Revenue Bonds, Transportation Infrastructure, Series A, (FGIC), 5.500%, 10/01/10	11,630,500
10,000,000	Cook County, Illinois, General Obligation Bonds, Series D, (AMBAC), 5.250%, 11/15/11	11,469,300
10,000,000	Dallas, Texas, Water Works & Sewer System Revenue Bonds, (FSA), 5.375%, 10/01/12	11,533,300
10,000,000	Detroit, Michigan, Sewer Disposal Revenue Bonds, Series A, (FSA), 5.000%, 07/01/14	11,141,400
10,000,000	Florida State Division Board Finance Department, General Services Revenue Bonds, Series A, Department of Environmental Protection-Preservation 2000, (FSA), 6.000%, 07/01/13	12,072,500
10,000,000	Florida State Jea St. Johns River Power Park System Revenue Bonds, 17th Series, 5.250%, 10/01/13	11,270,400
10,000,000	Hawaii State General Obligation Bonds, Series CY, (FSA), 5.500%, 02/01/12	11,550,100

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$10,000,000	Illinois State General Obligation Bonds, First Series, (MBIA), 5.500%, 08/01/14	$11,653,600
10,000,000	Illinois State Sales Tax Revenue Bonds, First Series, (FSA), 5.250%, 06/15/13	11,449,800
14,800,000	#Iowa State, Finance Authority, Multifamily Housing Village Court Association Revenue Bonds, Series B, 1.020%, 11/01/15	14,800,000
10,000,000	Jefferson County, Colorado, School District General Obligation Bonds, (MBIA), 6.500%, 12/15/11	12,365,100
10,000,000	#Kansas State Department of Transportation Highway Revenue Bonds, Series C-1, 1.020%, 09/01/19	10,000,000
10,000,000	Los Angeles, California, Department of Water & Power Revenue Bonds, Series B, (MBIA), 5.000%, 07/01/13	11,309,800
10,000,000	#Loudon County, Virginia, Industrial Development Authority Revenue Bonds, Howard Hughes Medical, Series A, 1.090%, 02/15/38	10,000,000
10,000,000	Maryland State General Obligation Bonds, State & Local Facilities Loan, 1st Series, 5.250%, 03/01/13	11,527,100
10,000,000	Michigan State Building Authority Revenue Bonds, Facilities Program, Series I, (FSA), 5.250%, 10/15/14	11,372,600
10,000,000	#Missouri State Health & Education, Washington University Revenue Bonds, Series B, 1.050%, 02/15/33	10,000,000
10,000,000	New Jersey State General Obligation Bonds, Series D, 6.000%, 02/15/11	11,827,000

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$20,000,000	New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series C, (FSA), 5.500%, 12/15/10	$23,248,200
10,000,000	New York State Dormitory Authority, State University Educational Facilities Revenue Bonds, Series B, (FSA), 5.250%, 05/15/11	11,410,300
10,000,000	Pennsylvania State General Obligation Bonds, 5.500%, 02/01/13	11,654,900
10,000,000	Pennsylvania State General Obligation Bonds, First Series, (MBIA), 5.250%, 02/01/12	11,475,300
10,000,000	Pennsylvania State General Obligation Bonds, Second Series, (FGIC), 5.250%, 10/01/14	11,601,500
10,000,000	South Carolina State Public Services Authority Revenue Bonds, Series A, (FSA), 5.500%, 01/01/11	11,534,400
15,000,000	#Valdez, Alaska, Marine Terminal Revenue Bonds, BP Pipelines Project, Series B, 1.120%, 07/01/37	15,000,000

		345,629,900

TAX-EXEMPT SECURITY — BACKED BY LETTERS OF CREDIT — 2.58%
	PNC BANK N.A.
10,000,000	#Pennsylvania State, Higher Educational Facilities Authority, Association of Independent Colleges Revenue Bonds, Series E-3, 1.020%, 11/01/14	10,000,000

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 5.93%
10,000,000	Chicago, Illinois, Metropolitan Water Reclamation District Authority General Obligation Bonds, Series A, 5.250%, 12/01/10 (Escrowed to Maturity)	11,530,400

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — (continued)
$10,000,000	New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A, 5.250%, 06/15/11 (Escrowed to Maturity)	$11,466,700

		22,997,100

Shares
SHORT-TERM INVESTMENTS — 1.50%
630,612	@BlackRock Muni Fund	630,612
5,206,474	@Dreyfus Tax Exempt Cash Fund	5,206,474

		5,837,086

TOTAL INVESTMENTS (Cost $368,382,039)	99.18%	$384,464,086
OTHER ASSETS & LIABILITIES (NET)	0.82	3,159,690

NET ASSETS	100.00%	$387,623,776

#	Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate shown is as of March 31, 2004.

MBIA—Municipal Bond Insurance Assoc.

FSA—Financial Security Assurance

FGIC—Financial Guaranty Insurance Corp.

AMBAC—American Municipal Bond Assurance Corp.

@	Registered Investment Company

Notes (The following notes have not been audited by Deloitte & Touche, LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 9% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Intermediate-Term Tax-Exempt Fund — (continued)

State Diversification	% of Net Assets	Value
New Jersey	12.01%	$46,541,900
Illinois	11.89	46,103,100
Pennsylvania	11.54	44,731,700
Alaska	6.45	25,000,000
Colorado	6.15	23,840,600
Florida	6.02	23,342,900
Michigan	5.81	22,514,000
Connecticut	5.58	21,630,500
Iowa	3.82	14,800,000
Hawaii	2.98	11,550,100
South Carolina	2.98	11,534,400
Texas	2.98	11,533,300
Maryland	2.97	11,527,100
New York	2.94	11,410,300
California	2.92	11,309,800
Nevada	2.90	11,257,300
Kansas	2.58	10,000,000
Missouri	2.58	10,000,000
Virginia	2.58	10,000,000
Short-Term Investments	1.50	5,837,086

Total Investments	99.18%	$384,464,086
Other Assets & Liabilities (Net)	0.82	3,159,690

Net Assets	100.00%	$387,623,776

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Short-Term Tax-Exempt Securities Fund

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — 92.47%
$ 5,985,000	#Clark County, Nevada, School District General Obligation Bonds, Series A, (FSA), 1.100%, 06/15/21	$5,985,000
17,000,000	#Connecticut State Health & Education, Yale University Revenue Bonds, Series T-1, 1.070%, 07/01/29	17,000,000
10,000,000	#Detroit, Michigan, Water Supply System Revenue Bonds, Series C, (FGIC), 1.010%, 07/01/29	10,000,000
13,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series A, 5.000%, 06/01/07	14,278,680
6,000,000	Georgia State Road & Thruway Authority Revenue Bonds, 4.000%, 10/01/07	6,446,520
14,000,000	#Gwinnett County, Georgia, Development Authority Revenue Bonds, Civic & Cultural Center Project, 1.000%, 09/01/31	14,000,000
11,700,000	#Hurley, New Mexico, Pollution Control Authority Revenue Bonds, Kennecott Santa Fe, 1.120%, 12/01/15	11,700,000
20,000,000	Massachusetts State General Obligation Bonds, Series B, 4.000%, 08/01/06	21,052,000
22,500,000	Memphis, Tennessee, Electric System Revenue Bonds, Series A, (FSA), 5.000%, 12/01/07	24,875,775
10,200,000	#Metropolitan Government of Nashville & Davidson County, Tennessee, Health & Educational Facilities Revenue Bonds, Vanderbilt University, Series C-2, 0.920%, 10/01/30	10,200,000
14,000,000	#Minneapolis, Minnesota, General Obligation Bonds, 0.870%, 12/01/18	14,000,000

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$ 2,000,000	#Minneapolis, Minnesota, Guthrie Parking Ramp General Obligation Bonds, 0.870%, 12/01/28	$2,000,000
11,000,000	Montgomery County, Maryland, General Obligation Bonds, Series A, 5.000%, 11/01/07	12,236,620
5,000,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Series B, 4.000%, 11/15/05	5,206,350
12,000,000	New Jersey State, Economic Development Authority Revenue Bonds, School Facilities, Series F, 5.000%, 06/15/07	13,139,520
15,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Future Tax, Sub-Series D-1, 5.000%, 11/01/07	16,582,050
10,000,000	#New York State Local Government Assistance Revenue Bonds, Series 4V, (FSA), 1.050%, 04/01/22	10,000,000
5,000,000	Ohio State Highway Capital Improvements Authority General Obligation Bonds, Series F, 5.000%, 05/01/04	5,014,400
14,500,000	#Orlando, Florida, Utilities Commission Water & Electric Revenue Bonds, Series A, 1.030%, 10/01/17	14,500,000
15,000,000	#Pennsylvania State Higher Educational Facilities Authority Revenue Bonds, Carnegie Mellon University Project, Series C, 1.120%, 11/01/29	15,000,000
10,350,000	#Pennsylvania State University Revenue Bonds, Series A, 1.020%, 03/01/32	10,350,000

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Short-Term Tax-Exempt Securities Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$ 8,700,000	#Port Authority of New York & New Jersey Special Obligation Revenue Bonds, Versatile Structure Obligations, Series 3, 1.110%, 06/01/20	$8,700,000
12,000,000	Seattle, Washington, Municipal Light & Power Revenue Bonds, (FSA), 5.000%, 11/01/06	12,995,520
11,000,000	Texas State Public Finance Authority General Obligation Bonds, Series A, 5.250%, 10/01/07	12,214,620
25,000,000	Texas State Public Finance Authority Revenue Bonds, Series A, (FSA), 5.000%, 12/15/07	27,666,750
8,000,000	University of Maryland Revenue Bonds, Auxiliary Facility & Tuition, Series A, 5.000%, 04/01/05	8,309,280
10,000,000	#Valdez, Alaska, Marine Terminal Revenue Bonds, Exxon Pipeline Project, Series C, 1.000%, 12/01/33	10,000,000

		333,453,085

TAX-EXEMPT SECURITY — BACKED BY LETTERS OF CREDIT — 2.77%
	BNP PARIBAS
10,000,000	#New York State Housing Finance Agency Service Revenue Bonds, Series E, 1.050%, 03/15/27	10,000,000

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 4.30%
5,000,000	Harris County, Texas, Toll Road Revenue Bonds, Series A, (MBIA), 6.375%, 08/15/24 (Prerefunded 08/15/04 @ 102)	5,198,050
10,000,000	New Jersey State Economic Development, Authority Market Transition Facilities Revenue Bonds, Series A, (MBIA), 5.875%, 07/01/11 (Prerefunded 07/01/04 @ 102)	10,317,800

		15,515,850

Shares		Value (Note 1)
SHORT-TERM INVESTMENTS — 0.60%
1,186,927	@BlackRock Muni Fund	$1,186,927
957,066	@Dreyfus Tax Exempt Cash Fund	957,066

		2,143,993

TOTAL INVESTMENTS (Cost $359,682,386)	100.14%	$361,112,928
OTHER ASSETS & LIABILITIES (NET)	(0.14)	(509,291)

NET ASSETS	100.00%	$360,603,637

#	Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate shown is as of March 31, 2004.

FSA—Financial Security Assurance

FGIC—Financial Guaranty Insurance Corp.

MBIA—Municipal Bond Insurance Assoc.

@	Registered Investment Company

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 7% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

Short-Term Tax-Exempt Securities Fund — (continued)

State Diversification	% of Net Assets	Value
New York	14.00%	$50,488,400
Texas	12.50	45,079,420
Tennessee	9.73	35,075,775
Florida	7.98	28,778,680
Pennsylvania	7.03	25,350,000
New Jersey	6.51	23,457,320
Massachusetts	5.84	21,052,000
Maryland	5.70	20,545,900
Georgia	5.67	20,446,520
Connecticut	4.71	17,000,000
Minnesota	4.44	16,000,000
Washington	3.60	12,995,520
Mexico	3.24	11,700,000
Alaska	2.77	10,000,000
Michigan	2.77	10,000,000
Nevada	1.66	5,985,000
Ohio	1.39	5,014,400
Short-Term Investments	0.60	2,143,993

Total Investments	100.14%	$361,112,928
Other Assets & Liabilities (Net)	(0.14)	(509,291)

Net Assets	100.00%	$360,603,637

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

New York Intermediate-Term Tax-Exempt Fund

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — 86.60%
$ 8,095,000	#Babylon, New York, General Obligation Bonds, (AMBAC), 0.990%, 09/01/17	$8,095,000
	Long Island Power Authority, New York Electric Authority Revenue Bonds, Series A, (AMBAC),
10,000,000	5.500%, 12/01/09	11,487,400
10,000,000	5.500%, 12/01/11	11,565,000
15,000,000	Nassau County, New York, Interim Finance Authority Revenue Bonds, Series B, (AMBAC), 5.000%, 11/15/12	16,909,350
7,000,000	New York City, New York, Transitional Finance Authority Revenue Bonds, Series A, 5.250%, 11/01/10	7,977,760
3,605,000	#New York City, New York, Trust for Cultural Resources Revenue Bonds, American Museum of Natural History, Series A, 0.990%, 04/01/21	3,605,000
10,000,000	New York State Dormitory Authority Revenue Bonds, Series B, 5.250%, 11/15/23	11,181,200
5,000,000	New York State Dormitory Authority, New York University Revenue Bonds, Series A, (AMBAC), 5.750%, 07/01/12	5,908,750
7,000,000	New York State Dormitory Authority, State Personal Income Tax Revenue Bonds, Series A, 5.500%, 03/15/12	8,036,770
7,000,000	New York State Environmental Facilities Revenue Bonds, Municipal Water Project, Series K, 5.000%, 06/15/12	7,880,110
5,000,000	New York State Local Government Assistance Authority Revenue Bonds, Series A-1, (FSA), 5.000%, 04/01/12	5,611,300

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$7,000,000	New York State Thruway Authority Revenue Bonds, Local Highway & Bridge Project, Series C, 5.500%, 04/01/12	$8,105,650
5,000,000	New York State Thruway Authority Revenue Bonds, Series A, (MBIA), 5.000%, 04/01/11	5,616,200
10,000,000	New York State Thruway Authority Service Construction Revenue Bonds, Local Highway & Bridge Project, 5.500%, 04/01/14	11,338,600
5,000,000	New York State Urban Development Revenue Bonds, Correctional Facilities, Series A, 6.500%, 01/01/10	5,921,800
3,000,000	#Port Authority of New York & New Jersey Special Obligation Revenue Bonds, Versatile Structure Obligations, Series 5, 1.110%, 08/01/24	3,000,000
5,000,000	Puerto Rico Electric Power Authority Revenue Bonds, Series BB, (MBIA), 6.000%, 07/01/11	5,994,450
8,000,000	#Suffolk County, New York, Water Authority, Bond Anticipation Notes, 1.030%, 01/01/08	8,000,000
8,000,000	#Westchester County, New York, Health Revenue Bonds, Series C-1, 0.880%, 11/01/19	8,000,000

		154,234,340

TAX-EXEMPT SECURITIES — BACKED BY LETTERS OF CREDIT — 7.13%
	JP MORGAN CHASE BANK
8,400,000	#New York City, New York, Trust for Cultural Resources Revenue Bonds, Pierpont Morgan Library, 1.000%, 02/01/34	8,400,000

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

New York Intermediate-Term Tax-Exempt Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — BACKED BY LETTERS OF CREDIT — (continued)
	WESTDEUTSCHE LANDESBANK
$4,300,000	#New York City, New York, General Obligation Bonds, Sub-Series A-4, 1.100%, 08/01/23	$4,300,000

		12,700,000

TAX-EXEMPT SECURITY — ESCROWED IN U.S. GOVERNMENTS — 4.57%
7,000,000	New York State Metropolitan Transportation Authority Revenue Bonds, Service Contract, Series 8, (FSA), 5.375%, 07/01/21 (Prefunded 07/01/13 @ 100)	8,148,210

Shares
SHORT-TERM INVESTMENTS — 0.72%
1,275,650	@BlackRock Institutional New York Money Market Fund	1,275,650
1	@Dreyfus New York Tax Exempt Cash Fund	1

		1,275,651

TOTAL INVESTMENTS (Cost $170,982,472)	99.02%	$176,358,201
OTHER ASSETS & LIABILITIES (NET)	0.98	1,748,870

NET ASSETS	100.00%	$178,107,071

#	Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate shown is as of March 31, 2004.

AMBAC—American Municipal Bond Assurance Corp.

FSA—Financial Security Assurance

MBIA—Municipal Bond Insurance Assoc.

@	Registered Investment Company

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately, 12% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2004, approximately, 95% of the net assets are invested in New York municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

At March 31, 2004, approximately, 87%, 7% and 4% of the net assets are invested in revenue bonds, general obligation bonds and anticipation notes, respectively.

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

California Tax-Exempt Income Fund

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — 89.39%
$ 545,000	Alameda-Contra Costa, California, Certificates of Participation, Transportation District, (AMBAC), 4.000%, 08/01/12	$574,332
595,000	Berkeley, California, Unified School District, General Obligation Bonds, (FGIC), 4.375%, 08/01/06	635,014
35,000	California Educational Facilities Authority, Santa Clara University Revenue Bonds, (MBIA), 4.900%, 09/01/06	37,870
750,000	California Educational Facilities Authority, Stanford University Revenue Bonds, Series R, 5.000%, 11/01/11	856,372
1,000,000	California State Department of Transportation Revenue Bonds, Federal Highway Grant Anticipation Bonds, Series A, (FGIC), 4.500%, 02/01/13	1,087,970
1,000,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series T, 5.000%, 12/01/11	1,116,700
500,000	California State Department of Water Resources Central Valley Project Revenue Bonds, Series U, 4.000%, 12/01/06	532,820
750,000	California State Infrastructure & Economic Revenue Bonds, Bay Area Toll Bridges, Series A, (FSA), 5.000%, 07/01/11	853,192
250,000	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series D, (MBIA), 4.850%, 09/01/08	275,822
750,000	California State, General Obligation Bonds, 6.250%, 04/01/08	852,480
750,000	California State, General Obligation Bonds, (MBIA), 7.500%, 10/01/07	888,337
1,000,000	California Statewide Communities Development Authority Revenue Bonds, California Endowment, 5.000%, 07/01/13	1,130,980

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$ 315,000	Central Coast, Water Authority, California, Revenue Bonds, State Water Project, Series A, (AMBAC), 6.000%, 10/01/05	$337,488
1,000,000	Central Valley School District Financing Authority, California, School District General Obligation Bonds, Series A, (MBIA), 6.150%, 08/01/09	1,186,270
550,000	5.850%, 08/01/04	558,657
1,100,000	Cerritos, California, Public Financing Authority Tax Allocation Bonds, Redevelopment Project, Series A, (AMBAC), 3.000%, 11/01/10	1,117,743
545,000	Chino Basin, California, Regional Financing Authority Municipal Water District Sewer System Project, (AMBAC), 7.000%, 08/01/05	587,009
350,000	Contra Costa County, California, Certificates of Participation, Capital Projects, (AMBAC), 4.625%, 02/01/07	378,591
	Contra Costa, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (FGIC),
550,000	6.000%, 03/01/07	616,093
1,000,000	6.000%, 03/01/08	1,145,480
750,000	East Bay, California, Regional Park District Authority General Obligation Bonds, 5.000%, 09/01/07	830,235
250,000	Escondido, California, Unified School District General Obligation Bonds, Series A, (FGIC), 5.000%, 09/01/08	278,800
1,150,000	Fairfield-Suisun, Unified School District, California, General Obligation Bonds, (MBIA), 4.250%, 08/01/10	1,257,824
155,000	Fresno, California, Sewer Revenue Bonds, Series A-1, (AMBAC), 4.800%, 09/01/06	167,344

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

California Tax-Exempt Income Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$ 750,000	Glendale, California, Unified School District General Obligation Bonds, Series D, (MBIA), 4.500%, 09/01/13	$806,640
745,000	Los Altos, California, School District General Obligation Bonds, Series A, (FSA), 5.000%, 08/01/06	805,703
300,000	Los Angeles County, California, Public Works Financing Authority, Revenue Bonds, Regional Park & Open Space District, Series A, 5.250%, 10/01/05	318,888
655,000	5.000%, 10/01/04	667,812
500,000	Los Angeles, California, Department of Airports Revenue Bonds, Series A, (FGIC), 6.000%, 05/15/05	526,690
150,000	Los Angeles, California, Municipal Improvement Revenue Bonds, Series A, (FSA), 4.875%, 02/01/06	159,679
750,000	Los Angeles, California, Municipal Improvement Revenue Bonds, Series B, (AMBAC), 4.600%, 02/01/06	794,693
1,000,000	Los Angeles, California, Sanitation Equipment Revenue Bonds, Series A, (FSA), 5.000%, 02/01/10	1,131,170
400,000	Los Angeles, California, State Building Authority Revenue Bonds, State of California Department of General Services, Series A, 5.600%, 05/01/04	401,120
500,000	Los Angeles, California, Unified School District General Obigation Bonds, Series F, (FSA), 4.500%, 07/01/13	545,760
1,000,000	Los Angeles, California, Wastewater System Revenue Bonds, Series A, (FGIC), 5.500%, 06/01/10	1,162,090
1,000,000	Los Angeles, California, Water & Power Revenue Bonds, Power System, Series A, Sub-Series A-1, 5.000%, 07/01/14	1,116,820

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$ 370,000	Marin, California, Municipal Water District Revenue Bonds, (AMBAC), 4.000%, 07/01/10	$397,876
700,000	Metropolitan Water District of Southern California, General Obligation Bonds, 4.250%, 03/01/08	760,249
1,000,000	Metropolitan Water District of Southern California, General Obligation Bonds, Series A, 3.000%, 03/01/08	1,039,290
960,000	Metropolitan Water District of Southern California, Revenue Bonds, 5.750%, 07/01/09	1,119,965
200,000	Metropolitan Water District of Southern California, Revenue Bonds, Series B, (MBIA), 5.250%, 07/01/07	220,550
1,000,000	Modesto, California, Irrigation District Financing Authority Certificates of Participation, Series A, (MBIA), 4.000%, 07/01/09	1,078,300
975,000	Modesto, California, Irrigation District Financing Authority Revenue Bonds, Series A, (MBIA), 5.450%, 10/01/07	1,091,376
1,000,000	Moulton-Niguel, California, Water District General Obligation Bonds, (AMBAC), 4.000%, 09/01/10	1,077,200
500,000	Napa County, California, Flood Protection & Watershed Improvement Revenue Bonds, Series A, (FGIC), 5.000%, 06/15/13	552,285
250,000	Northern California Power Agency, Public Power Revenue Bonds, Geothermal Project, Series A, (AMBAC), 5.500%, 07/01/05	263,525
125,000	Northern California Power Agency, Public Power Revenue Bonds, Series A, (AMBAC), 5.600%, 07/01/06	136,471
250,000	Novato, California, General Obligation Bonds, Series A, (MBIA), 6.250%, 08/01/07	284,553

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

California Tax-Exempt Income Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$1,100,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 1st Senior, (AMBAC), 6.000%, 02/15/08	$1,258,268
1,000,000	Orange County, California, Local Transportation Authority Sales Tax Revenue Bonds, 2nd Senior, (FGIC), 6.000%, 02/15/07	1,118,070
1,500,000	#Orange County, California, Sanitation District, Certificates of Participation, Series A, 1.100%, 08/01/29	1,500,000
1,000,000	Oxnard, California, Wastewater District Financing Authority Revenue Bonds, (FGIC), 3.500%, 06/01/09	1,055,510
1,000,000	Rancho, California, Water District Financing Authority Revenue Bonds, Series A, (FSA), 5.500%, 08/01/10	1,162,960
250,000	Sacramento County, California, Certificates of Participation, Public Facilities Project, (MBIA), 4.875%, 02/01/05	257,953
255,000	Sacramento, California, City Financing Authority Lease Revenue Bonds, Series A, (AMBAC), 5.050%, 11/01/06	278,297
300,000	San Bernardino County, California, Certificates of Participation, Medical Center Financing Project, (MBIA), 5.500%, 08/01/07	335,631
255,000	San Bernardino County, California, Transportation Authority Sales Tax Revenue Bonds, Series A, (MBIA), 4.625%, 03/01/05	263,333
1,000,000	San Diego County, California, Certificates of Participation, (AMBAC), 5.000%, 11/01/11	1,139,640
250,000	San Diego, California, General Obligation Bonds, Public Safety Communication Project, 6.500%, 07/15/08	294,770
1,000,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, (FGIC), 5.200%, 05/15/13	1,060,970

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$ 300,000	San Diego, California, Public Facilities Financing Authority Sewer Revenue Bonds, Series B, (FGIC), 5.000%, 05/15/08	$331,752
1,000,000	San Diego, California, Public Facilities Financing Authority Water Revenue Bonds, (MBIA), 5.000%, 08/01/11	1,135,480
875,000	San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Bonds, 5.500%, 07/01/07	976,395
1,500,000	San Francisco, California, City & County Airports Commission Airport Revenue Bonds, 2nd Series, Issue 20, (MBIA), 5.000%, 05/01/06	1,610,850
1,000,000	San Francisco, California, City & County General Obligation Bonds, (FSA), 5.000%, 06/15/08	1,117,960
680,000	San Francisco, California, City & County General Obligation Bonds, Series 1, (FGIC), 4.500%, 06/15/05	707,601
1,020,000	San Francisco, California, City & County Parking Authority Revenue Bonds, Parking Meter Project, Series 1, (FGIC), 4.000%, 06/01/06	1,076,773
325,000	San Francisco, California, City & County Public Utilities Commission Water Revenue Bonds, Series A, 6.500%, 11/01/04	334,620
500,000	San Jose, California, Redevelopment Agency Tax Allocation Bonds, Merged Area Redevelopment Project, (AMBAC), 5.000%, 08/01/07	551,360
625,000	4.750%, 08/01/05	654,769
300,000	San Mateo County, California, Joint Powers Financing Authority Revenue Bonds, San Mateo County Health Care Center, Series A, (FSA), 5.600%, 07/15/04	303,777

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

California Tax-Exempt Income Fund — (continued)

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — (continued)
$ 500,000	San Mateo County, California, Transportation Authority Revenue Bonds, Series A, (MBIA), 4.200%, 06/01/04	$502,520
750,000	San Mateo County, California, Transportation District, Sales Tax Revenue Bonds, Series A, (FSA), 5.000%, 06/01/09	847,898
510,000	Santa Barbara, California, Waterfront Certificates of Participation, (AMBAC), 4.125%, 10/01/12	546,001
1,075,000	Santa Clara County, California, Financing Authority, Series A, (AMBAC), 4.500%, 05/15/12	1,139,113
500,000	Santa Clara County, California, Transportation District, Sales Tax Revenue Bonds, Series A, 4.500%, 06/01/06	532,020
1,000,000	Santa Rosa, California, Wastewater System Revenue Bonds, Series B, 4.000%, 09/01/11	1,071,250
1,000,000	Southern California Public Power Authority Revenue Bonds, Series A, (MBIA), 5.250%, 07/01/09	1,131,880
1,000,000	Southern California Public Power Authority Revenue Bonds, Southern Transmission, Series B, (FSA), 4.250%, 07/01/11	1,085,500
600,000	University of California Revenue Bonds, Multi-Purpose Projects, Series F, (FGIC), 5.000%, 09/01/08	655,212

		59,800,261

TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — 6.32%
100,000	California Educational Facilities Authority Revenue Bonds, Santa Clara University Project, (MBIA), 4.900%, 09/01/06 (Escrowed to Maturity)	108,448

Principal Amount		Value (Note 1)
TAX-EXEMPT SECURITIES — ESCROWED IN U.S. GOVERNMENTS — (continued)
$ 750,000	California State, General Obligation Bonds, (FGIC), 6.000%, 08/01/19 (Prerefunded 08/01/04 @ 102)	$777,225
1,000,000	Long Beach, California, Water Revenue Bonds, 6.250%, 05/01/24 (Prerefunded 05/01/04 @ 102)	1,023,870
125,000	Los Angeles, California, Department of Water & Power Revenue Bonds, (AMBAC), 4.600%, 08/15/06 (Escrowed to Maturity)	127,722
40,000	Metropolitan Water District of Southern California, Revenue Bonds, 5.750%, 07/01/09 (Escrowed to Maturity)	46,989
125,000	Northern California Power Agency, Public Power Revenue Bonds, Series A, (AMBAC), 5.600%, 07/01/06 (Escrowed to Maturity)	137,111
400,000	Sacramento County, California, Sanitation District Revenue Bonds, 5.500%, 12/01/05 (Escrowed to Maturity)	429,132
825,000	San Bernardino County, California, Certificates of Participation, Medical Center Financing Project, Series A, (MBIA), 5.500%, 08/01/22 (Prerefunded 08/01/05 @ 102)	890,258
500,000	San Francisco, California, Bay Area Rapid Transit District, Sales Tax Revenue Bonds, (FGIC), 5.500%, 07/01/20 (Prerefunded 07/01/05 @ 101)	532,760
150,000	Santa Barbara County, California, Local Transportation Authority Sales Tax Revenue Bonds, (FGIC), 4.900%, 04/01/06 (Prerefunded 04/01/04 @ 101)	151,500

		4,225,015

See Notes to Financial Statements.

Excelsior Tax-Exempt Funds, Inc.

Portfolio of Investments — March 31, 2004

California Tax-Exempt Income Fund — (continued)

Shares		Value (Note 1)
SHORT-TERM INVESTMENTS — 5.02%
1,718,793	@BlackRock California Money Fund	$1,718,793
1,636,706	@Federated California Money Fund	1,636,706

		3,355,499

TOTAL INVESTMENTS (Cost $64,463,629)	100.73%	$67,380,775
OTHER ASSETS & LIABILITIES (NET)	(0.73)	(486,399)

NET ASSETS	100.00%	$66,894,376

AMBAC—American Municipal Bond Assurance Corp.

FGIC—Financial Guaranty Insurance Corp.

MBIA—Municipal Bond Insurance Assoc.

FSA—Financial Security Assurance

#	Variable rate demand bonds and notes are payable upon not more than seven business days notice. Rate shown is as of March 31, 2004.
@	Registered Investment Company

Notes (The following notes have not been audited by Deloitte & Touche LLP):

These municipal securities meet the three highest ratings assigned by Moody’s Investors Services, Inc. or Standard and Poor’s Corporation or, where not rated, are determined by the Adviser, under the supervision of the Board of Directors, to be of comparable quality at the time of purchase to rated instruments that may be acquired by the Fund.

At March 31, 2004, approximately 6% of the net assets are invested in municipal securities that have letter of credit enhancement features or escrows in U.S. Government securities backing them, on which the Fund relies. Without such features, the securities may or may not meet the quality standards of securities purchased by the Fund.

At March 31, 2004, approximately, 96% of the net assets are invested in California municipal securities. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers to pay the required principal and interest payments of the municipal securities.

At March 31, 2004, approximately, 60%, 22%, 10% and 3% of the net assets are invested in revenue bonds, general obligation bonds, certificates of participation and tax allocation bonds, respectively.

See Notes to Financial Statements.

EXCELSIOR TAX-EXEMPT FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS

1.    Significant Accounting Policies:

Excelsior Tax-Exempt Funds, Inc. (“Excelsior Tax-Exempt Fund”) was incorporated under the laws of the State of Maryland on August 8, 1984 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end diversified management investment companies with the exception of New York Intermediate-Term Tax-Exempt Fund, California Tax-Exempt Income Fund and New York Tax-Exempt Money Fund, each of which are non-diversified.

Excelsior Tax-Exempt Fund currently offers shares in seven managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund (the “Portfolios”). Such policies are in conformity with accounting principles generally accepted in the United States of America and are consistently followed by Excelsior Tax-Exempt Fund in the preparation of the financial statements. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The financial statements for the remaining portfolios of Excelsior Tax-Exempt Fund are presented separately.

(a) Portfolio valuation:

Securities are valued each business day as of the close of the New York Stock Exchange after consultation with an independent pricing service (the “Service”). When in the judgement of the Service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and ask prices (as calculated by the Service based upon its evaluation of the market for such securities). Short-term debt instruments with remaining maturities of 60 days or less, and variable rate demand notes and securities with put options exercisable within one year, are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value pursuant to guidelines adopted by Excelsior Tax-Exempt Fund’s Board of Directors.

(b) Security transactions and investment income:

Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and discounts on investments, is earned from settlement date and is recorded on the accrual basis.

(c) Distributions to shareholders:

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

(d) Expense allocation:

Expenses directly attributable to a Portfolio are charged to that Portfolio. Other expenses are allocated to the respective Portfolios based on average daily net assets.

2.    Investment Advisory Fee, Administration Fee, Shareholder Servicing Fees and Related Party Transactions:

United States Trust Company of New York (“U.S. Trust NY”) and U.S. Trust Company, N.A. (together the “Adviser” or “U.S. Trust”), acting through their respective registered investment advisory divisions, U.S. Trust New York Asset Management Division and U.S. Trust Company, N.A. Asset Management Division, serve as the investment adviser to the Portfolios. For the services provided pursuant to the Investment Advisory Agreements, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.30% of the average daily net assets of Short-Term Tax-Exempt Securities Fund, 0.35% of the average daily net assets of Intermediate-Term Tax-Exempt Fund and 0.50% of the average daily net assets of each of Long-Term Tax-Exempt Fund, New York Intermediate-Term Tax-Exempt Fund and California Tax-Exempt Income Fund. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company, N.A. is a national bank organized under the laws of the United States. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation (“Schwab”).

U.S. Trust Company, N.A., SEI Investments Global Funds Services and Federated Services Company (collectively, the “Administrators”) provide administrative services to Excelsior Tax-Exempt Fund. For the services provided to the Portfolios, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Tax-Exempt Fund, Excelsior Funds, Inc. and Excelsior Funds Trust (excluding the international equity portfolios of Excelsior Funds, Inc. and Excelsior Funds Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. Until further notice to the Portfolios, U.S. Trust Company, N.A. has voluntarily agreed to waive a portion of its administration fee in an amount equal to an annual rate of 0.04% of the average daily net assets of each Portfolio. For the year ended March 31, 2004, administration fees charged by U.S. Trust Company, N.A., were as follows:

	Administration Fees	Waiver of Administration Fees	Net Administration Fees
Long-Term Tax-Exempt Fund	$100,382	$33,453	$66,929
Intermediate-Term Tax-Exempt Fund	481,916	160,319	321,597
Short-Term Tax-Exempt Securities Fund	375,395	124,693	250,702
New York Intermediate-Term Tax-Exempt Fund	219,233	72,926	146,307
California Tax-Exempt Income Fund	77,884	25,899	51,985

From time to time, in their sole discretion, U.S. Trust may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolios for a portion of other expenses. For the year ended March 31, 2004, U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses to the extent necessary to keep total operating expenses from exceeding the following annual percentages of each Portfolio’s average daily net assets:

Long-Term Tax-Exempt Fund	0.80%
Intermediate-Term Tax-Exempt Fund	0.65%
Short-Term Tax-Exempt Securities Fund	0.60%
New York Intermediate-Term Tax-Exempt Fund	0.80%
California Tax-Exempt Income Fund	0.50%

For the year ended March 31, 2004, pursuant to the above, U.S. Trust waived investment advisory fees totaling $133,830 for the California Tax-Exempt Income Fund.

The Portfolios have entered into shareholder servicing agreements with various service organizations, which may include Schwab, U.S. Trust and affiliates of U.S. Trust. Services included in the servicing agreements are assisting in processing purchase, exchange, and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements. Shareholder servicing fees are incurred on a Portfolio and class level (where applicable). As a consideration for these services, each service organization receives a fee, computed daily and paid monthly, at an annual rate up to 0.25% (0.40% prior to July 29, 2003) of the average daily net assets of its shares held by each service organizations’ customers.

U.S. Trust has voluntarily agreed to waive investment advisory and administration fees payable in an amount equal to the shareholder servicing fees payable to affiliates.

For the year ended March 31, 2004, shareholder servicing fees paid to Schwab, U.S. Trust and affiliates of U.S. Trust:

	Amount Paid	Amount Waived as Investment Advisory Fees
Long-Term Tax-Exempt Fund	$34,897	$25,555
Intermediate-Term Tax-Exempt Fund	147,989	135,324
Short-Term Tax-Exempt Securities Fund	244,572	234,580
New York Intermediate-Term Tax-Exempt Fund	22,614	15,817
California Tax-Exempt Income Fund	101,934	96,842

Edgewood Services, Inc. (the “Distributor”), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Tax-Exempt Fund. Shares of each Portfolio are sold without a sales charge on a continuous basis by the Distributor.

Boston Financial Data Services, Inc. (“BFDS”) serves as transfer agent to the Portfolios.

Each Independent Director of the Portfolios receives an annual fee of $15,000, plus a meeting fee of $2,500 for each meeting attended. The Chairman receives an additional annual fee of $7,500. Each member of the Nominating Committee for Excelsior Tax-Exempt Fund, Excelsior Funds Trust and

Excelsior Fund, Inc. receives a fee of $3,000 for each meeting attended. The Chairman of the Nominating Committee also receives an annual fee of $5,000. In addition, Directors are reimbursed by the Excelsior Tax-Exempt Fund, for reasonable expenses incurred when acting in their capacity as Directors.

3.    Purchases, Sales and Maturities of Securities:

For the year ended March 31, 2004, purchases, sales and maturities of securities, excluding short-term investments, for the Portfolios aggregated:

	Purchases	Sales and Maturities
Long-Term Tax-Exempt Fund	$58,417,098	$70,429,053
Intermediate-Term Tax-Exempt Fund	89,768,800	103,729,185
Short-Term Tax-Exempt Securities Fund	210,188,520	177,126,760
New York Intermediate-Term Tax-Exempt Fund	55,607,380	58,534,890
California Tax-Exempt Income Fund	11,182,543	9,009,883

4.    Federal Taxes:

It is the policy of Excelsior Tax-Exempt Fund that each Portfolio continue to qualify as a regulated investment company, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and by distributing substantially all of its taxable earnings to its shareholders.

In order to avoid a Federal excise tax, each Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year (“Post-October losses”). To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. Accordingly, the following reclassifications have been made to/from the following accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)
New York Intermediate-Term Tax-Exempt Fund	$(871)	$871
California Tax-Exempt Income Fund	1,556	(1,556)

The tax character of dividends and contributions declared during the years ended March 31, 2004 and March 31, 2003 were as follows:

	Tax-Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
Long-Term Tax-Exempt Fund
2004	$2,199,868	—	—	$2,199,868
2003	3,309,713	$1,231	—	3,310,944
Intermediate-Term Tax-Exempt Fund
2004	10,386,027	1,128,243	$12,402,638	23,916,908
2003	12,412,447	—	2,583,052	14,995,499
Short-Term Tax-Exempt Securities Fund
2004	3,456,342	—	—	3,456,342
2003	3,712,472	—	—	3,712,472
New York Intermediate-Term Tax-Exempt Fund
2004	4,386,298	303,039	5,482,307	10,171,644
2003	5,629,628	—	2,636,726	8,266,354
California Tax-Exempt Income Fund
2004	2,026,301	—	—	2,026,301
2003	2,115,479	—	11,932	2,127,411

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains	Capital Loss Carryforward	Unrealized Appreciation	Other Temporary Difference	Total
Long-Term Tax-Exempt Fund	—	$147,924	—	$(548,194)	$1,410,607	$(147,796)	$862,541
Intermediate-Term Tax-Exempt Fund	$256,062	851,303	$1,288,102	—	16,082,047	(845,759)	17,631,755
Short-Term Tax-Exempt Securities Fund	24,949	295,012	22,878	—	1,430,542	(282,324)	1,491,057
New York Intermediate-Term Tax-Exempt Fund	—	345,043	893,415	—	5,375,729	(343,016)	6,271,171
California Tax-Exempt Income Fund	—	171,112	—	(664)	2,917,146	(169,848)	2,917,746

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. To the extent that such carryforwards are utilized, capital gain distributions will be reduced. At March 31, 2004, the following Portfolios had capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

	Expiration Date
	March 31, 2009	March 31, 2012	Total
Long-Term Tax-Exempt Fund	$548,194	—	$548,194
California Tax-Exempt Income Fund	—	$664	664

During the year ended March 31, 2004, the Long-Term Tax-Exempt Fund and Short-Term Tax-Exempt Fund utilized capital loss carryforwards totaling $1,999,078 and $90,440, respectively, to offset realized capital gains.

At March 31, 2004, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value is as follows:

	Federal Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation
Long-Term Tax-Exempt Fund	$70,893,065	$1,410,607	—	$1,410,607
Intermediate-Term Tax-Exempt Fund	368,382,039	16,276,249	$(194,202)	16,082,047
Short-Term Tax-Exempt Securities Fund	359,682,386	1,435,061	(4,519)	1,430,542
New York Intermediate-Term Tax-Exempt Fund	170,982,472	5,516,163	(140,434)	5,375,729
California Tax-Exempt Income Fund	64,463,629	2,952,520	(35,374)	2,917,146

5.    Common Stock:

Excelsior Tax-Exempt Fund currently has authorized capital of 24 billion shares of Common Stock, 15 billion of which is currently classified to represent interests in certain classes of shares. Authorized capital currently classified for each Portfolio is as follows: 1.5 billion shares each of Long-Term Tax-Exempt Fund, Intermediate-Term Tax-Exempt Fund, Short-Term Tax-Exempt Securities Fund, New York Intermediate-Term Tax-Exempt Fund, and California Tax-Exempt Income Fund.

Each share has a par value of $0.001 and represents an equal proportionate interest in the particular Portfolio with other shares of the same Portfolio, and is entitled to such dividends and distributions of taxable and tax-exempt earnings on the assets belonging to such Portfolio as are declared at the discretion of Excelsior Tax-Exempt Fund’s Board of Directors.

	Long-Term Tax-Exempt Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	1,973,824	$19,719,700	5,081,297	$49,458,276
Issued as reinvestment of dividends	33,235	330,955	48,822	477,558
Redeemed	(4,333,803)	(43,227,377)	(7,739,473)	(75,686,646)

Net (Decrease)	(2,326,744)	$(23,176,722)	(2,609,354)	$(25,750,812)

	Intermediate-Term Tax-Exempt Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	10,553,521	$104,290,828	15,584,952	$152,155,618
Issued as reinvestment of dividends	183,521	1,779,145	107,316	1,050,586
Redeemed	(11,939,158)	(118,008,037)	(13,904,896)	(135,872,328)

Net Increase (Decrease)	(1,202,116)	$(11,938,064)	1,787,372	$17,333,876

	Short-Term Tax-Exempt Securities Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	29,901,468	$215,547,037	30,230,078	$217,600,870
Issued as reinvestment of dividends	17,156	123,645	13,775	99,187
Redeemed	(20,414,339)	(147,073,098)	(12,887,229)	(92,778,309)

Net Increase	9,504,285	$68,597,584	17,356,624	$124,921,748

	New York Intermediate-Term Tax-Exempt Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	4,175,816	$38,017,393	6,548,542	$59,361,443
Issued as reinvestment of dividends	120,743	1,083,430	76,380	692,836
Redeemed	(4,975,150)	(45,321,700)	(6,515,400)	(59,172,249)

Net Increase (Decrease)	(678,591)	$(6,220,877)	109,522	$882,030

	California Tax-Exempt Income Fund
	Year Ended 03/31/04		Year Ended 03/31/03
	Shares	Amount	Shares	Amount
Sold	2,479,328	$18,593,918	2,748,255	$20,492,940
Issued as reinvestment of dividends	17,600	131,929	13,055	97,474
Redeemed	(2,405,845)	(18,013,017)	(1,931,582)	(14,406,311)

Net Increase	91,083	$712,830	829,728	$6,184,103

6.    Line of Credit:

The Portfolios and other affiliated funds participate in a $50 million unsecured line of credit provided by a syndication of banks, under a line of credit agreement. Borrowings may be made to temporarily finance the redemption of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.50% per year. In addition, a commitment fee, equal to an annual rate of 0.15% of the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter, and is included in miscellaneous expenses on the Statements of Operations. For the year ended March 31, 2004, the Portfolios had no borrowings under the agreement.

7.	Guarantees:

In the normal course of business, the Portfolios enter into contracts that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios, and therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

8.	Legal Proceedings:

The Adviser and Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust (the “Companies”) were contacted in September, 2003 by the Office of the New York State Attorney General (the “NYAG”), and the Adviser was contacted by the Securities and Exchange Commission (the “SEC”) and later by the Attorney General of the State of West Virginia in connection with their investigations of practices in the mutual fund industry identified as “market timing” and “late trading” of mutual fund shares (the “Investigations”). The Adviser and the Companies have been cooperating with respect to these Investigations and continue to review the facts and circumstances relevant to the Investigations. As disclosed previously by the Adviser and its affiliates, with respect to the Adviser, these investigations have been focusing on circumstances in which a small number of parties were permitted to engage in short-term trading of certain Excelsior Funds. The short-term trading activities permitted under these arrangements have been terminated and the Adviser has strengthened its policies and procedures to deter frequent trading in the Companies.

Five class actions suits have been filed against the Companies and the Adviser: Mike Sayegh v. Janus Capital Corp.et al., (filed October 22, 2003 in Los Angeles Superior Court); James Page Jr. v. Charles Schwab et al. (filed on November 20, 2003 in the United States District Court for the Northern District of California); A. Joseph Szydlowski v. Charles Schwab et al. (filed December 4, 2003 in the United States District Court for the Southern District of New York); Wilson v. Excelsior Funds, et al. (filed December 10, 2003 in the United States District Court for the Southern District of New York); and John R. Granelli v. Charles Schwab, et al. (filed January 20, 2004 in the United States District Court for the Southern District of New York). While details in each suit vary, in general each alleges that the Adviser, certain of its affiliates, the Companies and others allowed certain parties to engage in illegal and improper mutual fund trading practices, which allegedly caused financial injury to the shareholders of the Companies. Each seeks unspecified monetary damages and related equitable relief.

In addition, two derivative actions, styled Richard Elliott v. Charles Schwab Corporation, et al., No 04 CV 2262 (S.D.N.Y.) and Lou Ann Murphy v. Charles Schwab Corporation et al., (No. 04 CV 3547 (E.D. Penn.),

purportedly brought on behalf of Excelsior High Yield Fund and Excelsior Funds Trust, seek unspecific damages arising from alleged violations of Section 36 of the Investment Company Act, 15 U.S.C. § 80a-35(b) and breach of fiduciary duty in relation to allegedly illegal and improper mutual fund trading practices.

The class and derivative actions described above have been transferred to the United District Court for the District of Maryland for coordinated or consolidated pre-trial proceedings. Lead plaintiffs have been appointed and additional defendants have been added (generally consisting of current and former directors and officers of the Companies and entities who timed or facilitated timing in the Excelsior Funds). The seven lawsuits discussed above were consolidated into two new amended complaints, one for the class actions and one for the derivative actions, that were filed on or about September 29, 2004.

The plaintiffs in the consolidated class action are seeking unspecified monetary damages from claimed injuries arising from allegedly illegal and improper mutual fund trading practices, as well as disgorgement of investment advisory fees, rescission and restitution of unspecified funds. The plaintiffs in the consolidated derivative action are seeking on behalf of the Companies unspecified monetary damages for similar claimed injuries, as well as removal of Excelsior Fund directors, removal of U.S. Trust as advisor to the Excelsior Funds, rescission of its investment advisory contracts and disgorgement of management fees and compensation relating to the Excelsior Funds.

The Maryland court is expected to establish a briefing schedule prior to year end for motions to dismiss the actions, and the defendants will not be required to answer the complaints until such motions have been decided. Discovery in the actions is currently stayed, although a motion to lift the stay is expected to be filed on or about December 10, 2004 and decided on or after March 1, 2005.

While the ultimate outcome of these matters cannot be predicted with any certainty at this time, based on currently available information, the Adviser believes that the likelihood is remote that the pending private lawsuits and Investigations will have a material adverse financial impact on the Companies, and further believes that the pending Investigations and private lawsuits are not likely to materially affect the Adviser’s ability to provide investment management services to the Companies.

9.	Subsequent Events:

Effective December 13, 2004, BISYS Fund Services Ohio, Inc. replaced SEI Investments Global Funds Services as Sub-Administrator of Excelsior Tax-Exempt Fund.

Effective January 1, 2005, BISYS Fund Services Limited Partnership will replace Edgewood Services, Inc. as the Distributor of Excelsior Tax-Exempt Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Excelsior Tax-Exempt Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt, and California Tax-Exempt Income Funds (five of the funds constituting the Excelsior Tax-Exempt Funds, Inc.) (collectively, the “Funds”) as of March 31, 2004, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended March 31, 2003 and the financial highlights for each of the years in the four year period ended March 31, 2003 were audited by other auditors whose report, dated May 16, 2003, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Long-Term Tax-Exempt, Intermediate-Term Tax-Exempt, Short Term Tax-Exempt Securities, New York Intermediate-Term Tax-Exempt, and California Tax-Exempt Income Funds as of March 31, 2004, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
December 15, 2004

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Unaudited)

The Funds’ Boards of Directors/Trustees and Joint Audit Committee terminated Ernst & Young, LLP (“E&Y”) as the Funds’ independent registered public accounting firm on October 28, 2004 as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. During the period in which E&Y served as independent registered public accounting firm for the Funds, there were no disagreements between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP has performed a re-audit of the Funds’ March 31, 2004 financial statements, which had previously been audited by E&Y. That report is included in this annual report.

Directors/Trustees and Officers of the Excelsior Funds Complex (Unaudited)

Information pertaining to the directors/trustees and officers of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Funds Trust (each a “Company” and collectively, the “Excelsior Funds Complex”) is set forth below. Directors/Trustees who are not deemed to be “interested persons” of the Excelsior Funds Complex as defined in the 1940 Act are referred to as “Independent Board Members.” Directors/Trustees who are deemed to be “interested persons” of the Excelsior Funds Complex are referred to as “Interested Board Members.” The following information is as of December 15, 2004.

Name, Address, Age(1)	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
DIRECTORS INDEPENDENT BOARD MEMBERS
Frederick S. Wonham Age: 73	Director/Trustee Chairman of the Boards	Since 1997	Retired. Chairman of the Boards and Director (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc.; Chairman of the Board and Trustee (since 1997) and President and Treasurer (from 1995 to February 2002) of Excelsior Funds Trust.	31	None.

Rodman L. Drake Age: 61	Director/Trustee	Since 1994	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee of Excelsior Funds Trust (since 1994); Co-Founder of Baringo Capital LLC (since 2002); President, Continuation Investments Group, Inc. (from 1997 to 2001).	31	Director, Parsons Brinkerhoff, Inc. (engineering firm) (since 1995); Director, Clean Fuels Technology Corp. (since 1998); Director and Chairman, Hyperion Total Return Fund, Inc., Hyperion Strategic Mortgage Fund Inc., and Hyperion 2005 Term Trust Inc. (since 1991); Director, Jackson Hewitt Inc. (since June 2004).

Mel Hall Age: 59	Director/Trustee	Since 2000	Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 2000); Trustee of Excelsior Funds Trust (since 2000); Chief Executive Officer, Comprehensive Health Services, Inc. (health care management and administration) (since 1991).	31	Chairman, Comprehensive Health Services, Inc. (since 1991).

Roger M. Lynch Age: 64	Director/Trustee	Since 2001	Retired. Director of Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. and Trustee of Excelsior Funds Trust (since 2001); President, Corporate Asset Funding Co., Inc. (asset securitization) (from 1987 to 1999); Limited Partner (from 1986 to 1999), Goldman Sachs & Co.	31	Director, SLD Commodities, Inc. (importer of nuts) (since 1991).

Name, Address, Age(1)	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Jonathan Piel Age: 65	Director/Trustee	Since 1994	Retired. Director, Excelsior Funds, Inc. and Excelsior Tax-Exempt Funds, Inc. (since 1996); Trustee, Excelsior Funds Trust (since 1994).	31	None.
INTERESTED BOARD MEMBER(5)
James L. Bailey 114 West 47th Street New York, NY 10036 Age: 59	Director/Trustee	Since February 2004	Chief Operating Officer of U.S. Trust Corporation (since December 2004) and Executive Vice President of U.S. Trust Corporation and United States Trust Company of New York (since 2003); President, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust (from 2003 to July 2004); Consultant in the financial services industry (from August 2000 to January 2003); Executive Vice President of Citicorp (from 1992 to August 2000).	31	None.

OFFICERS
Mary Martinez 114 West 47th Street New York, NY 10036 Age: 44	President	Since July 2004	Managing Director of United States Trust Company of New York (since 2003) and Chief Executive Officer of National Private Banking (since October 2004); Managing Director and Director of Relationship Management Service, Marketing, Information and Technology at Bessemer Trust (from 1998 to 2003).	N/A	N/A

Joseph Trainor, CFA 114 West 47th Street New York, NY 10036 Age: 43	Vice President	Since February 2004	Managing Director of United States Trust Company of New York (since 2003) and President, U.S. Trust Institutional; President of MFS Institutional Advisors (from 1998 to 2002).	N/A	N/A

Agnes Mullady 225 High Ridge Road Stamford, CT 06905 Age: 45	Treasurer/Chief Financial and Chief Accounting Officer	Since February 2004	Senior Vice President, U.S. Trust Company, N.A. (since 2004); Chief Financial Officer, AMIC Distribution Partners (from 2002 to 2004); Controller Reserve Management Corporation, Reserve Management Company, Inc. and Reserve Partners, Inc. (from 2000 to 2002); Vice President and Treasurer, Northstar Funds; Senior Vice President and Chief Financial Officer, Northstar Investment Management Corp.; President and Treasurer, Northstar Administrators Corp.; and Vice President and Treasurer, Northstar Distributors, Inc. (from 1993 to 2000).	N/A	N/A

Scott Rhodes 225 High Ridge Road Stamford, CT 06905 Age: 45	Vice President and Assistant Treasurer	Since November 2004	Vice President, U.S. Trust Company, N.A. (since August 2004); Vice President, BlackRock Financial Management Inc. (2004); Controller Mutual Funds, American Skandia Investment Services, Inc. and Assistant Treasurer, American Skandia Trust and American Skandia Advisor Funds, Inc. (from 1996 to 2003).	N/A	N/A

Name, Address, Age(1)	Position(s) Held with the Companies	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Excelsior Complex Overseen by Board Member(3)	Other Directorships Held by Board Member(4)
Alexandra Poe 114 West 47th Street New York, NY 10036 Age: 44	Secretary and Chief Legal Officer	Since May 2004	Senior Vice President and Assistant General Counsel, United States Trust Company of New York (since May 2004); Chief Legal Officer for Managed Accounts and Alternative Investment Strategies, Prudential Investments (from 2001 to 2004); Senior Vice President and General Counsel, US Investment Management and Global Hedge Funds and President of the Schroder Mutual Funds, Schroders (from 1996 to 2001).	N/A	N/A

Sharon M. Davison 114 West 47th Street New York, NY 10036 Age: 50	Chief Compliance Officer	Since September 2004	Senior Vice President of U.S. Trust Company of New York (since 2001); Director of Securities and Corporate Compliance (since 2001); Director of Special Investigations – New York Stock Exchange Division of Market Surveillance (from 2000 to 2001); Senior Counsel – New York Stock Exchange Division of Market Surveillance (from 1997 to 2000).	N/A	N/A

Wyndham Clark 225 High Ridge Road Stamford, CT 06905 Age: 46	Anti-Money Laundering Officer	Since May 2004	Vice President and AML Officer, U.S. Trust Company, N.A. (since 2003); Vice President and Deputy Director Risk Management, IBJ Whitehall (banking) (from 2001 to 2002); and Vice President and Chief Risk Officer, EMAC, LLC (commercial lender, asset backed security issuer) (from 1999 to 2001).	N/A	N/A

(1)	Each independent director/trustee may be contacted by writing to Excelsior Funds, 225 High Ridge Road, Stamford, CT 06905.
(2)	Each director/trustee shall hold office until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed. The president, treasurer and secretary of each Company shall hold office for a one year term and until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed, or becomes disqualified in accordance with each Company’s by-laws.
(3)	The Excelsior Funds Complex consists of all registered investment companies (Excelsior Funds Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust) for which U.S. Trust serves as investment adviser. As of December 15, 2004, the Excelsior Funds Complex consisted of 31 Funds.
(4)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(5)	“Interested person” of the Company is defined in the 1940 Act. Mr. Bailey is considered an “interested person” because of his affiliation with the Adviser.

For more information regarding the Directors/Trustees and Officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-446-1012.

Federal Tax Information: (Unaudited)

For the year ended March 31, 2004, the designation of long-term capital gains and percentage of exempt interest dividends paid are approximated as follows:

	20% Long-Term Capital Gain	15% Long-Term Capital Gain	Exempt Interest Dividends
Long-Term Tax-Exempt Fund	—	—	100.00%
Intermediate-Term Tax-Exempt Fund	$9,182,172	$3,220,466	43.77%
Short-Term Tax-Exempt Securities Fund	—	—	100.00%
New York Intermediate-Term Tax-Exempt Fund	2,212,274	3,270,033	43.61%
California Tax-Exempt Income Fund	—	—	100.00%

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AR-TXEX-1204-42597

Item 2.	Code of Ethics.

The registrant has adopted a Code of Business Conduct and Ethics for principal executive officers and senior financial officers.

Item 3.	Audit Committee Financial Expert.

(a)(1) & (2) The registrant’s board of directors has determined that audit committee financial experts serving on the audit committee are Frederick S. Wonham and Rodman L. Drake, who are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The Funds’ Boards of Directors/Trustees and Joint Audit Committee terminated Ernst & Young, LLP (“E&Y”) as the Funds’ independent registered public accounting firm on October 28, 2004 as a result of concerns regarding their independence at the time of the issuance of their report on the Funds’ March 31, 2004 financial statements. During the period in which E&Y served as independent registered public accounting firm for the Funds, there were no disagreements between E&Y and the Funds on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures. At the request of the Boards and the Joint Audit Committee, Deloitte & Touche LLP has performed a re-audit of the Funds’ March 31, 2004 financial statements, which had previously been audited by E&Y.

For the fiscal year ended March 31, 2004, the aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for Excelsior Tax-Exempt Funds, Inc. are shown in the table below. These Fees will be Reimbursed by the Advisor.

		2004
		All fees and services to the Registrant that were pre- approved		All fees and services to service affiliates that were pre- approved
(a)	Audit Fees(1)	$210,009		N/A
(b)	Audit-Related Fees (2)	$0		$0
(c)	Tax Fees (3)	$0		$0
(d)	All Other Fees	$0	(4)	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	For the fiscal year ended March 31, 2004, there were no fees for assurance and related services by D&T reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this Item.

(3)	For the fiscal year ended March 31, 2004, there were no aggregate tax fees billed for professional services rendered by D&T for tax compliance, tax advice, and tax planning.

(4)	For the fiscal year ending March 31, 2004, there were no fees billed for professional services rendered by D&T for products and services provided by D&T to the Registrant, other than the services reported in (a) through (c) of this Item.

For the fiscal year ended March 31, 2003, the aggregate fees billed by Deloitte & Touche, LLP for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for Excelsior Tax-Exempt Funds, Inc. are shown in the table below.

		2003(5)
		All fees and services to the Registrant that were pre- approved		All fees and services to service affiliates that were pre- approved
(a)	Audit Fees(1)	$0		N/A
(b)	Audit-Related Fees (2)	$0		$0
(c)	Tax Fees (3)	$0		$0
(d)	All Other Fees	$0	(4)	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(2)	For the fiscal year ended March 31, 2003, there were no fees for assurance and related services by D&T reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under (a) of this Item.

(3)	For the fiscal year ended March 31, 2003, there were no aggregate tax fees billed for professional services rendered by D&T for tax compliance, tax advice, and tax planning.

(4)	For the fiscal year ending March 31, 2003, there were no fees billed for professional services rendered by D&T for products and services provided by D&T to the Registrant, other than the services reported in (a) through (c) of this Item.

(5)	Principal auditor did not audit the Registrant’s financial statements in 2003.

(e)(1) The audit committee has adopted policies and procedures that require pre-approval of audit and non-audit services for the Funds and certain other services provided to the Fund’s affiliates in accordance with Rule 2-01(c)(7) of Regulation S-X. The pre-approval requirement for non-audit services for the Funds, the Funds’ investment adviser and the adviser’s control affiliates may be waived if: (i) the aggregate amount of all services provided constitutes not more than 5% of the total amount of revenues paid to the Funds’ independent accountant by the Funds and the Funds’ investment adviser and its control affiliates that provide ongoing services to the Funds during the fiscal year in which the services are provided that would have to be pre-approved by the Funds’ Audit Committee; (ii) such services were not recognized at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by its designated Audit Committee member(s).

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2004	2003
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not Applicable.

(g) For the fiscal years ended March 31, 2004 and March 31, 2003, the aggregate non-audit fees billed by D&T for services rendered to the Registrant and the Advisers and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $1,025,000 and $500,000, respectively.

(h) The registrant’s audit committee has considered whether its principal accountant’s provision of non-audit services that were rendered to the registrant’s investment adviser, and any control persons of the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Not applicable. Effective for filings made for fiscal periods ending on or after July 9, 2004.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submissions of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors after Registrant last provided disclosure in response to the requirement of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item 9.

Item 10.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

Items 11.	Exhibits.

(a)(1) Code of Business Conduct and Ethics for principal executive and senior financial officers, attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Excelsior Tax-Exempt Funds, Inc.

By (Signature and Title)*	/s/ Mary Martinez
Mary Martinez President

Date 12/29/04

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mary Martinez
Mary Martinez President

Date 12/29/04

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady Treasurer, Chief Financial Officer and Chief Accounting Officer

Date 12/29/04

*	Print the name and title of each signing officer under his or her signature.